SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)

Filed by the Registrant                     [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]      Preliminary Proxy Statement

[_]      Confidential, For Use of the Commission Only

[X]      Definitive Proxy Statement (as permitted by Rule 14a-6(e)(2))

[_]      Definitive Additional Materials

[_]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              TAG-IT PACIFIC, INC.
================================================================================
                              (Name of Registrant)


================================================================================
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

         [X]      No Fee Required

         [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

================================================================================
         (2)      Aggregate number of securities to which transactions applies:

================================================================================
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

================================================================================
         (4)      Proposed maximum aggregate value of transaction:

================================================================================
         [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:


================================================================================
         (2)      Form, Schedule or Registration Statement No.:

================================================================================
         (3)      Filing party:

================================================================================
         (4)      Date Filed:

================================================================================

                              TAG-IT PACIFIC, INC.
              -----------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
              -----------------------------------------------------


TIME.....................           9:00 a.m.  Pacific  Daylight Savings Time on
                                    July 31, 2007

PLACE....................           Hilton Hotel
                                    6360 Canoga Avenue
                                    Woodland Hills, California 91367

ITEMS OF BUSINESS........           (1)      To elect  three  Class I members of
                                             the   Board   of   Directors    for
                                             three-year   terms.   The   persons
                                             nominated by our Board of Directors
                                             (Joseph  Miller,   Brent  Cohn  and
                                             William  Sweedler) are described in
                                             the accompanying Proxy Statement;

                                    (2)      To approve the Company's 2007 Stock
                                             Plan, which authorizes the issuance
                                             of up to  2,600,000  shares  of the
                                             Company's  common stock pursuant to
                                             awards granted under the plan; and

                                    (3)      To transact such other  business as
                                             may properly come before the Annual
                                             Meeting  and  any   adjournment  or
                                             postponement.

RECORD DATE..............           You can  vote if you were a  stockholder  of
                                    the Company at the close of business on June
                                    4, 2007.

PROXY VOTING.............           All  stockholders  are cordially  invited to
                                    attend   the   Annual   Meeting  in  person.
                                    However,  to ensure your  representation  at
                                    the  Annual  Meeting,  you are urged to vote
                                    promptly  by  signing  and   returning   the
                                    enclosed Proxy card. IF YOUR SHARES ARE HELD
                                    IN  STREET  NAME,  YOU MUST  OBTAIN A PROXY,
                                    EXECUTED IN YOUR  FAVOR,  FROM THE HOLDER OF
                                    RECORD  IN  ORDER  TO BE ABLE TO VOTE AT THE
                                    ANNUAL MEETING.


Woodland Hills, California                         /s/ Lonnie D. Schnell
June 5, 2007                                       -----------------------------
                                                   Lonnie D. Schnell
                                                   CHIEF FINANCIAL OFFICER

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOU OWN SHARES REGISTERED IN DIFFERENT NAMES OR AT DIFFERENT ADDRESSES, EACH CARD SHOULD BE COMPLETED AND RETURNED.

                                              TAG-IT PACIFIC, INC.
                                              21900 BURBANK BOULEVARD, SUITE 270
                                              WOODLAND HILLS, CALIFORNIA 91367

PROXY STATEMENT
--------------------------------------------------------------------------------

         These Proxy materials are delivered in connection with the solicitation by the Board of Directors of Tag-It Pacific, Inc., a Delaware corporation ("Tag-It" the "Company", "we" or "us"), of Proxies to be voted at our 2007 Annual Meeting of stockholders and at any adjournments or postponements.

         You are invited to attend our Annual Meeting of stockholders on July 31, 2007, beginning at 9:00 a.m. Pacific Daylight Savings Time. The meeting will be held at the Hilton Hotel, 6360 Canoga Avenue, Woodland Hills, California 91367.

STOCKHOLDERS ENTITLED TO VOTE.

         Holders of Tag-It common stock at the close of business on June 4, 2007 are entitled to receive this notice and to vote their shares at the Annual Meeting. As of June 5, 2007, there were 18,541,433 shares of common stock outstanding.

MAILING OF PROXY STATEMENTS.

         We anticipate mailing this Proxy Statement and the accompanying Proxy to stockholders on or about June 15, 2007.

PROXIES.

         Your vote is important. If your shares are registered in your name, you are a stockholder of record. If your shares are in the name of your broker or bank, your shares are held in street name. We encourage you to vote by Proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All shareowners can vote by written Proxy card. Your submitting the enclosed Proxy will not limit your right to vote at the Annual Meeting if you later decide to attend in person. IF YOUR SHARES ARE HELD IN STREET NAME, YOU MUST OBTAIN A PROXY, EXECUTED IN YOUR FAVOR, FROM THE HOLDER OF RECORD IN ORDER TO BE ABLE TO VOTE AT THE MEETING. If you are a share owner of record, you may revoke your Proxy at any time before the meeting either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote your shares in person. All shares entitled to vote and represented by properly executed Proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those Proxies. If no instructions are indicated on a properly executed Proxy, the shares represented by that Proxy will be voted as recommended by the Board of Directors.

QUORUM.

         The presence, in person or by Proxy, of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for determining the presence of a quorum. Broker non-votes occur when a broker holding customer securities in street name has not received voting instructions from the customer on certain non-routine matters, including the approval of our 2007 Stock Plan, and, therefore, is barred by the rules of the applicable securities exchange from exercising discretionary authority to vote those securities.

VOTING.

         Each share of Tag-It common stock is entitled to one vote on each matter properly brought before the meeting. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to stockholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against such matters.

ELECTION OF DIRECTORS.

         The three nominees for Class I director receiving the highest number of votes at the Annual Meeting will be elected. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the Proxies will be voted for such other nominee(s) as shall be designated by the current Board of Directors to fill any vacancy. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

ADOPTION OF THE 2007 STOCK PLAN.

         The approval of the 2007 Stock Plan will require the affirmative vote of a majority of the shares of common stock present or represented and entitled to vote at the Annual Meeting. Broker non-votes will not be counted as votes cast for or against the 2007 Stock Plan.

OTHER MATTERS.

         At the date this Proxy Statement went to press, we do not know of any other matter to be raised at the Annual Meeting.

         In the event a stockholder proposal was not submitted to us prior to the date of this Proxy Statement, the enclosed Proxy will confer authority on the Proxy holders to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the Meeting. As of the date hereof, no stockholder proposal has been submitted, and management is not aware of any other matters to be presented for action at the Meeting. However, if any other matters properly come before the Meeting, the Proxies solicited hereby will be voted by the Proxy holders in accordance with the recommendations of the Board of Directors. Such authorization includes authority to appoint a substitute nominee for any Board of Directors' nominee identified herein where death, illness or other circumstance arises which prevents such nominee from serving in such position and to vote such Proxy for such substitute nominee.

ITEM 1:  ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         Item 1 is the election of three members of the Board of Directors. In accordance with our Certificate of Incorporation, the Board of Directors is grouped into three classes. At each Annual Meeting, directors constituting one class are elected, each for a three-year term. Our bylaws presently provide that the number of directors shall not be less than two nor more than nine, with the exact number to be fixed from time to time by resolution of our Board of Directors. The number of directors is currently fixed at nine.

         The Class I directors whose terms expire at the 2007 Annual Meeting are Joseph Miller, Brent Cohen and William Sweedler. The Class II directors are serving terms that expire in 2008, and the Class III directors are serving terms that expire in 2009. Three Class I directors will be elected at the Annual Meeting.

         Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the nominees named below. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the Proxies will be voted for such other nominee(s) as shall be designated by the then current Board of Directors to fill any vacancy. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

         The Board of Directors proposes the election of the following nominees as Class I directors:

                                  Joseph Miller
                                   Brent Cohen
                                William Sweedler

         If elected, Joseph Miller, Brent Cohen and William Sweedler are expected to serve until the 2010 Annual Meeting of stockholders. The three nominees for election as Class I directors at the Annual Meeting who receive the highest number of affirmative votes will be elected.

         The principal occupation and certain other information about the nominees, other directors whose terms of office continue after the Annual Meeting, and certain executive officers are set forth on the following pages.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth the name, age and position of each of our executive officers and directors as of June 1, 2007.

NAME                           AGE       POSITION
----------------------------   ---       ---------------------------------------
Stephen P. Forte............    40       Chief Executive Officer and Director
Mark  Dyne (1)..............    46       Chairman of the Board of Directors
Colin Dyne (1)..............    44       Vice Chairman of the Board of Directors
Jonathan Burstein (2).......    40       Director
Brent Cohen.................    48       Director
Joseph Miller...............    43       Director
Raymond Musci ..............    46       Director
William Sweedler............    40       Director
Susan White.................    58       Director
Lonnie D. Schnell...........    58       Chief Financial Officer
Wouter van Biene............    58       Chief Operating Officer


         (1)      Colin Dyne and Mark Dyne are brothers.

         (2)      Jonathan   Burstein   is  Colin   Dyne's   and   Mark   Dyne's
                  brother-in-law.

CLASS I DIRECTORS: TERMS EXPIRING IN 2007

         JOSEPH MILLER     Mr. Miller has served on the Board of Directors since
                           June  2005.  Since  2003,  he  has  been  a  Managing
                           Director  of  Europlay  Capital   Advisors,   LLC,  a
                           merchant  banking  and  advisory  firm.  From 1998 to
                           2003,  Mr.  Miller  was a Senior  Vice  President  at
                           Houlihan    Lokey   Howard   &   Zukin,   a   leading
                           middle-market investment bank. From 1994 to 1998, Mr.
                           Miller  served  as  the  Vice  President,   Corporate
                           Development for Alliance Communications  Corporation,
                           Canada's leading independent producer and distributor of filmed entertainment. Mr. Miller has bachelor's degree in Economics and Business from the University of California, Los Angeles.

                           MEMBER: AUDIT COMMITTEE

         BRENT COHEN       Mr. Cohen has served on the Board of Directors  since
                           1998. Mr. Cohen has served as Chief Executive Officer
                           and a director of Dovebid Inc. since August 2005. Mr.
                           Cohen  served  as  President  and was a member of the
                           Board of  Directors  of First  Advantage  Corporation
                           (formed by the merger of US Search and First American
                           Financial  screening  companies)  from  June  2003 to
                           2005.  Mr.  Cohen  served as  Chairman  of the Board,
                           President  and Chief  Executive  Officer of US Search
                           from  February  2000  until  June  2003.   Mr.  Cohen
                           previously held various management positions in both the management consulting and auditing practice of Arthur Young & Company (now Ernst & Young). Mr. Cohen holds a Bachelor of Commerce degree, a Graduate
                           Diploma in Accounting and an MBA from the University of Cape Town in South Africa. He is also a chartered accountant.

                           MEMBER:   COMPENSATION,   NOMINATING  AND  GOVERNANCE
                           COMMITTEES

         WILLIAM SWEEDLER  Mr.  Sweedler  has  served on the Board of  Directors since 2006. He is Chairman & CEO of Windsong Allegiance Group, a diversified brand management and operating company that specializes in the acquisition, development, licensing, and comprehensive creative management of consumer branded intellectual property. The company owns and licenses the brands, Como Sport, Calvin Klein Golf, Joseph Abboud Golf, and PRX. Mr. Sweedler previously served as President & CEO of Joe Boxer, a wholly owned division of the Iconix Brand Group (NASDAQ: ICON) of which he was Executive Vice President and member of the Board of Directors during 2005 to June 2006. Prior to Mr. Sweedler joining Iconix Brand Group, he was CEO & President of Windsong Allegiance Apparel Group from 2001 to 2005. The company owned, managed, and licensed the brands Joe Boxer, Hathaway, New Frontier, Pivot Rules, Alexander Julian, Geoffrey Beene, Ron Chereskin, and Hawaiian Tropic. In 1995, Mr. Sweedler co-founded, Windsong, Inc., a full service apparel operating and marketing company. Prior to Windsong, he worked as a Regional Account Manager at Polo Ralph Lauren. He graduated from Babson College with a B.S. in Finance & Investments in 1988. He has served as a public director at Iconix Brand Group and Bank of Westport as well as numerous private organizations.

                           MEMBER: AUDIT AND COMPENSATION COMMITTEES

CLASS II DIRECTORS: TERMS EXPIRING IN 2008

         STEPHEN P. FORTE  Mr. Forte has served as our Chief  Executive  Officer since October 2005 and was appointed to the Board of Directors in March 28, 2006. Prior to joining us Mr. Forte served as a principal at the Forte Group, LLC, a business development consulting company founded by Mr. Forte in February of 2005, which focuses on assisting U.S. companies expand business overseas and foreign corporations expand their business in the U.S. Prior to founding the Forte Group, Mr. Forte served as President of Ascendent Telecommunications, Inc., a premier voice mobility company, which he founded in 1999. Before launching Ascendent, Mr. Forte founded Travelers Telecom (aka Wilshire Cellular) in 1993, a leading cellular rental provider and wireless carrier for short term users and government. Mr. Forte earned a bachelor's degree from the University of Southern California and an MBA from George Washington University. He currently serves on the Board for the School of Business at The George Washington University, and serves as a mentor at the Marshall School of Business, at the University of Southern California.

         SUSAN WHITE       Ms. White has served on the Board of Directors  since
                           June 2005.  Ms.  White has served as Chief  Executive
                           Officer and  President of Brand  Identity  Solutions,
                           LLC, a branding, marketing and licensing consulting company, since 1984. Ms. White has also served as Chief Executive Officer and President of Whitespeed,
                           LLC, an Internet design, branding and marketing company, since 2000. Ms. White also previously served as Director of Marketing and Advertising Worldwide for Warnaco from November 1997 through August 1999.
                           Ms. White currently  serves as a Director of People's
                           Liberation, Inc. (OTCBB: PPLB.OB). Ms. White received a BA from Bay State College.

         JONATHAN BURSTEIN Mr.   Burstein   served  as  our  Vice  President  of
                           Operations from 1999 until January 2007, and has served on our Board of Directors since 1999. During this period, Mr. Burstein was responsible for many of our internal operations, including logistics, purchasing and managing key customer relationships. From 1987 until 1999, Mr. Burstein was responsible for managing many of our largest customer accounts. Mr. Burstein has served as our Secretary beginning November 2004.


CLASS III DIRECTORS: TERMS EXPIRING IN 2009

         MARK DYNE         Mr.  Dyne has  served  as  Chairman  of the  Board of
                           Directors  since 1997. Mr. Dyne  currently  serves as
                           the Chief Executive  Officer and the Managing Partner
                           of Europlay Capital Advisors, LLC, a merchant banking
                           and  advisory  firm.  Mr. Dyne  previously  served as
                           Chairman and Chief  Executive  Officer of Sega Gaming
                           Technology Inc. (USA), a gaming company, and Chairman
                           and Chief  Executive  Officer  of Virgin  Interactive
                           Entertainment   Ltd.,  a   distributor   of  computer
                           software programs and video games based in London, England. Mr. Dyne was a founder and director of Packard Bell NEC Australia Pty. Ltd., a manufacturer and distributor of personal computers through the Australian mass merchant channel, and he was a founder and former director of Sega Ozisoft Pty Ltd., a leading distributor of entertainment software in both Australia and New Zealand.

                           MEMBER: GOVERNANCE COMMITTEE

         COLIN DYNE        Mr. Dyne has served as Vice  Chairman of the Board of
                           Directors since 2005. Mr. Dyne is CEO and Co-Chairman
                           of People's Liberation,  Inc. (OTCBB:  PPLB.OB).  Mr.
                           Dyne founded Tag-It,  Inc., one of our  subsidiaries,
                           in 1991 with his father, Harold Dyne. Mr. Dyne served
                           as our  President  from  inception  and as our  Chief
                           Executive  Officer from 1997 to 2005. Before founding
                           Tag-It,  Inc.  in 1991,  Mr.  Dyne worked in numerous
                           positions  within the stationery  products  industry,
                           including  owning  and  operating  retail  stationery
                           businesses   and  servicing  the  larger   commercial
                           products industry through contract stationery and printing operations.

         RAYMOND MUSCI     Ray Musci has  served as a  Director  of the  Company
                           since June 2005.  Mr.  Musci serves as a Director and
                           President  of MPLC,  Inc.  (OTCBB:MPNC),  a  publicly
                           traded   company   that   develops,   publishes   and
                           distributes   mobile   entertainment   services   and
                           products.  From October 1999 to June 2005,  Mr. Musci
                           served as the President and Chief  Executive  Officer
                           and  a  director  of  BAM!  Entertainment,   Inc.,  a
                           publicly traded company that develops,  publishes and
                           distributes entertainment software products and video
                           games.  Mr. Musci  currently  serves as a director of
                           Brilliant Digital  Entertainment,  Inc. From May 1990
                           to July  1999,  Mr.  Musci  served as the  President,
                           Chief   Executive   Officer  and  as  a  director  of
                           Infogrames  Entertainment,  Inc.  (formerly  Ocean of
                           America,  Inc.), a company that  develops,  publishes
                           and  distributes  software  products.  Mr. Musci also
                           previously    served   as   a   director   of   Ocean
                           International, Ltd., the holding company of Ocean of America, Inc. and Ocean Software, Ltd., and as
                           Executive Vice President/General Manager of Data East
                           USA,  Inc.,  a  subsidiary  of  Data  East  Corp.,  a
                           Japanese company.

                           MEMBER: AUDIT AND COMPENSATION COMMITTEES

OTHER EXECUTIVE OFFICERS

         LONNIE D. SCHNELL Mr. Schnell joined the Company in January 2006 as our
                           Chief Financial  Officer.  Mr. Schnell served as Vice
                           President of Finance for Capstone Turbine Corporation, a manufacturer of micro-turbine electric generators from 2004 until 2005. From 2002 to 2004 Mr. Schnell served as Chief Financial Officer of EMSource, LLC, an electronic manufacturing service company. Prior to EMSource, in 2002, Mr. Schnell served as Chief Financial Officer of Vintage Capital Group, a private equity investment firm. From 1999 through 2002, Mr. Schnell served as Chief Financial Officer of Need2Buy, Inc. a business-to-business internet marketplace for electronic components. Mr. Schnell has completed an executive MBA program with the Stanford University Executive Institute, and earned his Bachelor of Science in Accounting at Christian Brothers University. Mr. Schnell is a Certified Public Accountant with experience in the international accounting firm of Ernst & Young LLP.

         WOUTER VAN BIENE  Mr. van Biene joined the Company in March 2006 as our
                           Chief Operating Officer. Prior to joining us, Mr. van Biene served as Senior Vice President - Operations for Ascendent Telecommunications Inc., a provider of mobile telecommunications solutions, from 2002 through February 2006. Prior to joining Ascendent, Mr. van Biene served from 2001 to 2002 as CFO of AbraComm Inc., a private, high tech start up company in the telecommunications arena, and from 2000 to 2001 as Vice President of Operations of CentreCom, another high tech telecommunications firm. Earlier in his career, Mr. van Biene served as CIO of UStel, Inc, a regional Long Distance Carrier and as Founder/CFO of Consortium 2000, Inc. a telecommunications marketing organization. Prior to that, Mr. van Biene held several executive positions over a fourteen-year time span at American Medical International, Inc. Mr. van Biene holds a Masters degree in Economics and Business Administration from the University of Amsterdam in the Netherlands.

BOARD MEETINGS AND COMMITTEES.

         The Board of Directors held nine general meetings during fiscal 2006. The Board of Directors also acted twice by unanimous written consent during 2006. Each current director attended at least 75% of all the meetings of the Board of Directors and those committees on which he or she served in fiscal 2006. While we have not established a policy with respect to members of the Board of Directors attending annual meetings, directors are generally in attendance at the annual meeting of stockholders. The Board of Directors maintains an audit committee, a compensation committee, a nominating committee and a governance committee.

         AUDIT COMMITTEE. We currently have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The roles and responsibilities of the audit committee are set forth in a written charter adopted by the Board and approved by the committee and attached to this Proxy Statement as Appendix B. The audit committee approves the engagement of the independent registered public accounting firm, reviews the scope of the audit to be conducted by the independent registered public accounting firm and meets quarterly with the independent registered public accounting firm and our Chief Financial Officer to review matters relating to our financial statements, our accounting principles and our system of internal accounting controls. The audit committee reports its recommendations as to the approval of our financial statements to the Board of Directors. All audit committee members are independent directors as defined in the listing standards of the American Stock Exchange ("AMEX").

         The Audit Committee currently consists of Messrs. Musci, Miller and Sweedler and all meet the AMEX financial knowledge requirements, and the Board of Directors has further determined that Mr. Musci (i) is an "audit committee financial expert" as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC and (ii) meets the AMEX professional experience requirements. The audit committee held four meetings during fiscal 2006.

         COMPENSATION COMMITTEE. The compensation committee currently consists of Messrs. Cohen, Musci and Sweedler. The compensation committee is responsible for considering and making recommendations to the Board of Directors regarding executive compensation and is responsible for administering our stock option plan and executive incentive compensation. The compensation committee did not meet formally during 2006.

         NOMINATING COMMITTEE. The nominating committee currently consists of Mr. Cohen. The nominating committee is responsible for considering and approving nominations for candidates for director, including determining the appropriate qualifications and experience required of such candidates, and related matters. The nominating committee did not meet formally during fiscal 2006 and acted by unanimous written consent twice during fiscal year 2006. All members of the nominating committee are independent directors within the meaning of applicable AMEX listing standards. The nominating committee operates pursuant to a written charter attached to this Proxy Statement as Appendix C.

         In carrying out its function to nominate candidates for election to the Board of Directors, the nominating committee considers the mix of skills, experience, character, commitment, and diversity of background, all in the context of the requirements of the Board of Directors at that point in time. The nominating committee believes that each candidate should be an individual who has demonstrated integrity and ethics in such candidate's personal and professional life, has an understanding of elements relevant to the success of a publicly-traded company and has established a record of professional accomplishment in such candidate's chosen field. Each candidate should be prepared to participate fully in board activities, including attendance at, and active participation in, meetings of the Board of Directors, and not have other personal or professional commitments that would, in the nominating committee's judgment, interfere with or limit such candidate's ability to do so. The nominating committee has no stated specific, minimum qualifications that must be met by a candidate for a position on our Board of Directors.

         The  nominating  committee's  methods for  identifying  candidates  for election to the Board of Directors (other than those proposed by our stockholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources--members of the Board of Directors; our executives; individuals personally known to the members of the Board of Directors; and other research. The nominating committee may also from time to time retain one or more third-party search firms to identify suitable candidates.

         A Tag-It stockholder may nominate one or more persons for election as a director at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in our Bylaws. In addition, the notice must be made in writing and include (i) the qualifications of the proposed nominee to serve on the Board of Directors, (ii) the principal occupations and employment of the proposed nominee during the past five years,
(iii) directorships currently held by the proposed nominee and (iv) a statement that the proposed nominee has consented to the nomination. The recommendation should be addressed to our Secretary.

         GOVERNANCE COMMITTEE. The Governance Committee currently consists of Messrs. Mark Dyne and Cohen. The governance committee's primary purpose is to review and make recommendations regarding the functioning of the Board of Directors as an entity, recommend corporate governance principles applicable to the Company and assist the Board of Directors in its reviews of the performance of the Board and each committee. The Governance Committee did not meet during 2006, as its functions were performed by the full Board of Directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.

         The Compensation Committee of our Board of Directors currently consists of Brent Cohen, Raymond Musci and William Sweedler. None of our current executive officers has served as a member of the board of directors or compensation committee of any entity for which a member of our Board of Directors or Compensation Committee has served as an executive officer.

CODE OF ETHICS.

         We have adopted a Code of Ethical Conduct that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as well as to our other employees and directors generally. A copy of our Code of Ethical Conduct was filed as an exhibit to our Annual Report on Form 10-K.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS.

         Our Board of Directors has adopted three methods by which our stockholders may communicate with the Board regarding matters of substantial importance to the Company. These methods are as follows:

         1. PROCEDURES FOR SUBMISSION OF COMMUNICATIONS REGARDING AUDIT AND ACCOUNTING MATTERS. Pursuant to the duties and responsibilities delegated to the Audit Committee of our Board of Directors in its Audit Committee Charter, our Audit Committee adopted procedures for (a) the receipt, retention, and treatment of communications received by us regarding accounting, internal accounting controls, or auditing matters; and (b) the submission by our employees, on a confidential and anonymous basis, of communications regarding questionable accounting or auditing matters. These procedures allow any person to submit a good faith communication regarding these various audit, internal accounting control and accounting matters to the Audit Committee, or to our management, and any employee to do so on a confidential and anonymous basis, without fear of dismissal or retaliation of any kind. Ultimately, the Audit Committee will oversee treatment of communications in this area, and therefore any submissions would be reviewed by those members of the Board of Directors serving on the Audit Committee. The Audit Committee also may submit such communications to the Board of Directors for review and oversight as well. The Procedures for Submission of Audit and Accounting Matters can be found on this website at www.tagitpacific.com.

         2. CODE OF ETHICAL CONDUCT. Our Code of Ethical Conduct identifies a mailing address of the Audit Committee of our Board of Directors. This allows individuals to contact Board members in connection with matters concerning the code and our company's overall ethical values and standards.

         3. INVESTOR RELATIONS. Our investor relations manager, Rayna Long, addresses all of our investor relations matters. Stockholders are free to contact Ms. Long at info@tagitpacific.com, or our Investor Relations Department, at 818-444-4100. Ms. Long determines whether inquiries or other communications with respect to investor relations should be relayed to our Board of Directors or to management. Typical communications relayed to our Board of Directors or management involve stockholder proposal matters, audit and accounting matters addressed in item 1 above, and matters related to our code of ethical conduct addressed in item 2 above.

         Each director on our Board of Directors is encouraged to attend our annual meeting of stockholders.

COMPENSATION DISCUSSION AND ANALYSIS

         Tag-It Pacific, Inc.'s executive compensation program is administered by the Compensation Committee of our Board of Directors, or referred to in this section as the "Committee." The Committee is responsible for, among other functions: (1) reviewing and approving corporate goals and objectives relevant to the Chief Executive Officer's compensation and evaluating the performance of the Chief Executive Officer in light of these corporate goals and objectives;
(2) reviewing and making recommendations to the Board of Directors with respect to the compensation of other executive officers; (3) administering our incentive-compensation and equity based plans, which may be subject to the approval of the Board of Directors; and (4) negotiating, reviewing and recommending the annual salary, bonus, stock options and other benefits, direct and indirect, of the Chief Executive Officer, and other current and former executive officers. The Committee also has the authority to select and/or retain outside counsel, compensation and benefits consultants, or any other consultants to provide independent advice and assistance in connection with the execution of its responsibilities.

Our named executive officers for 2006 were as follows:

o        Stephen P. Forte, Chief Executive Officer;

o        Wouter van Biene,  Chief  Operating  Officer  (appointed as of March 1,
         2006);

o        Lonnie D. Schnell, Chief Financial Officer (appointed as of January 26,
         2006);

o August DeLuca, former Chief Financial Officer (resigned as of January 20, 2006); and

o Jonathan Burstein, former Executive Vice President of Operations (resigned as of January 1, 2007).

COMPENSATION PHILOSOPHY.

         Our executive compensation program is designed to drive company performance to maximize shareholder value while meeting our needs and the needs of our employees. The specific objectives of our executive compensation program include the following:

         o        ALIGNMENT  -  to  align  the  interests  of   executives   and
                  shareholders through equity-based compensation awards;

         o RETENTION - to attract, retain and motivate highly qualified, high performing executives to lead our continued growth and success; and

         o PERFORMANCE - to provide rewards commensurate with performance by emphasizing variable compensation that is dependant upon the executive's achievements and company performance.

         In  order  to  achieve  these   specific   objectives,   our  executive
compensation program is guided by the following core principles:

         o Rewards under incentive plans are based upon our short-term and longer-term financial results and increasing shareholder value;

         o Senior executive pay is set at sufficiently competitive levels to attract, retain and motivate highly talented individuals who are necessary for us to achieve our goals, objectives and overall financial success;

         o Compensation of an executive is based on such individual's role, responsibilities, performance and experience, taking into account the desired pay relationships within the executive team; and

         o Our executive compensation program places a strong emphasis on performance-based variable pay to ensure a high pay-for-performance culture. Annual performance of our company and the executive are taken into account in determining annual bonuses that ensures a high pay-for-performance culture.

COMPENSATION ELEMENTS.

         We compensate senior executives through a variety of components, including base salary, annual incentives, equity incentives, and benefits and perquisites, in order to provide our employees with a competitive overall compensation package. The mix and value of these components are impacted by a variety of factors, such as responsibility level, individual negotiations and performance and market practice. The purpose and key characteristics for each component are described below.

BASE SALARY

         Base salary provides executives with a steady income stream and is based upon the executive's level of responsibility, experience, individual performance and contributions to our overall success. Competitive base salaries, in conjunction with other pay components, enable us to attract and retain highly talented executives. The Committee typically sets base salaries for our senior executives at market levels. However, base salaries will vary in practice based upon an individual's performance, individual experience and negotiations and for changes in job responsibilities.

ANNUAL INCENTIVE BONUSES

         Annual incentive bonuses are a variable performance-based component of compensation. The primary objective of an annual incentive bonus is to reward executives for achieving corporate and individual goals and to align a meaningful portion of total pay opportunities for executives and other key employees to the attainment of our company's performance goals. Annual incentive awards are also used as a means to recognize the contribution of our executive officers to overall financial, operational and strategic success. In conjunction with our employment agreement with our Chief Executive Officer, we established a Management Incentive Program (the "MIP") which provides that 15% of the Company's earnings before interest and taxes (or "EBIT") will be set aside each fiscal year for payment to the CEO and such other members of management as determined by the Board of Directors. For 2006, one-half of the MIP fund is allocable to the CEO, with the distribution of the balance to other members of management as determined by the Board of Directors. For 2007 and future periods through 2009 (or until the CEO's employment agreement terminates, if earlier), one-third of the MIP Fund is allocable to the CEO.

EQUITY INCENTIVES

         Equity incentives are intended to align senior executive and shareholder interests by linking a meaningful portion of executive pay to long-term shareholder value creation and financial success over a multi-year period. Equity incentives are also provided to our executives to attract and enhance the retention of executives and other key employees and to facilitate stock ownership by our senior executives. The Committee also considers individual and company performance when determining long-term incentive opportunities.

HEALTH & WELFARE AND 401-K BENEFITS

         The named executive officers participate in a variety of retirement, health and welfare, and paid time-off benefits designed to enable us to attract and retain our workforce in a competitive marketplace. Health and welfare and paid time-off benefits help ensure that we have a productive and focused workforce.

SEVERANCE AND CHANGE OF CONTROL ARRANGEMENTS

         We do not have a formal plan for severance or separation pay for our employees, but we typically include a severance provision in the employment agreements of our executive officers that is triggered in the event of involuntary termination without cause or in the event of a change in control.

         In order to preserve the morale and productivity and encourage retention of our key executives in the face of the disruptive impact of an actual or rumored change in control, we provide a bridge to future employment in the event that an executive's job is eliminated as a consequence of a change in control. This provision is intended to align executive and shareholder interests by enabling executives to consider corporate transactions that are in the best interests of the shareholders and other constituents without undue concern over whether the transactions may jeopardize the executive's own employment. Our employment agreements with our current named executive officers provide a lump sum payment and benefits continuation as a result of an involuntary termination without cause or for good reason following a change in control, plus accelerated vesting of stock or option awards.

OTHER BENEFITS

         In order to attract and retain highly qualified executives, we provide some of our named executive officers, including our CEO, with automobile allowances that we believe are consistent with current market practices. Our executives also may participate in a 401(k) plan under which we match contributions for all employees up to 100% of an employee's contributions to a maximum of $1,000 and subject to any limitations imposed by ERISA.

OTHER FACTORS AFFECTING COMPENSATION.

ACCOUNTING AND TAX CONSIDERATIONS

         We consider the accounting implications of all aspects of our executive compensation program. Our executive compensation program is designed to achieve the most favorable accounting (and tax) treatment possible as long as doing so does not conflict with the intended plan design or program objectives.

PROCESS FOR SETTING EXECUTIVE COMPENSATION.

         When making pay determinations for named executive officers, the Committee considers a variety of factors including, among others: (1) actual company performance as compared to pre-established goals, (2) overall company performance and size relative to industry peers, (3) individual executive performance and expected contribution to our future success, (4) changes in economic conditions and the external marketplace and (5) in the case of named executive officers, other than Chief Executive Officer, the recommendation of our Chief Executive Officer. Ultimately, the Committee uses its judgment when determining how much to pay our executive officers. The Committee evaluates each named executive officer's performance during the year against established goals, leadership qualities, business responsibilities, current compensation arrangements and long-term potential to enhance shareholder value. The opinions of outside consultants are also taken into consideration in deciding what salary, bonus, long-term incentives and other benefits and severance to give each executive in order to meet our objectives stated above. The Committee considers, compensation information from data gathered from annual reports and proxy statements from companies that the Committee generally considers comparable to the Company; compensation of other Company employees for internal pay equity purposes; and levels of other executive compensation plans from compensation surveys. The Committee sets the pay for the named executive officers and other executives, by element and in the aggregate, at levels that it believes are competitive and necessary to attract and retain talented executives capable of achieving the Company's long-term objectives.

FACTORS CONSIDERED

         In administering the compensation program for senior executives, including named executive officers, the Committee considers the following:

         o CASH VERSUS NON-CASH COMPENSATION. The pay elements are cash-based except for the long-term incentive program, which is equity-based. In 2006, the long-term incentive program for the named executive officers consisted entirely of stock grants and option awards that vest in installments over a one to four year period;

         o PRIOR YEAR'S COMPENSATION. The committee considers the prior year's bonuses and long-term incentive awards when approving bonus payouts or equity grants;

         o ADJUSTMENTS TO COMPENSATION. On an annual basis, and in connection with setting executive compensation packages, the Committee reviews our operating income growth, earnings before interest and taxes growth, earnings per share growth, cash flow growth, operating margin, revenue growth, and total shareholder return performance. In addition, the Committee considers peer group pay practices, emerging market trends and other factors. No specific weighing is assigned to these factors nor are particular targets set for any particular factor. Total compensation from year to year can vary significantly based on our and the individual executive's performance. The base compensation of our Chief Executive Officer increased at the end of 2006 from $275,000 annually to $325,000 for 2007 in accordance with the provisions in his employment contract. Additionally, in October 2006 our Chief Financial Officer's base compensation was increased from $185,000 annually to $225,000 as a consequence of superior performance and individual contributions to achievement of the Company's objectives.

         o APPLICATION OF DISCRETION. It is our policy and practice to use discretion in determining the appropriate compensation levels considering performance.

REPORT OF COMPENSATION COMMITTEE

The Compensation Committee of our Board of Directors consists of Brent Cohen, Raymond Musci and William Sweedler. The Compensation Committee is responsible for considering and making recommendations to the Board of Directors regarding executive compensation and is responsible for administering the Company's stock option and executive incentive compensation plans.

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this report. Based on the review and discussion with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K and in this proxy statement.

COMPENSATION COMMITTEE
Brent Cohen
Raymond Musci
William Sweedler

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE.

         The following table sets forth, as to each person serving as Chief Executive Officer and Chief Financial Officer during 2006, and the three most highly compensated executive officers other than the Chief Executive Officer and Chief Financial Officer who were serving as executive officers at the end of the 2006 whose compensation exceeded $100,000 (referred to as "named executive officers"), information concerning all compensation earned for services to us in all capacities for 2006.


                                                                             NON-EQUITY
                                                                             INCENTIVE
                                                         STOCK     OPTION       PLAN        ALL OTHER
NAME AND                                      SALARY     AWARDS    AWARDS   COMPENSATION   COMPENSATION    TOTAL
PRINCIPAL POSITION                    YEAR      ($)      ($)(5)    ($)(6)        ($)          ($)(7)        ($)
---------------------------------   -------   -------   -------   -------   ------------   ------------   -------
Stephen P. Forte ................      2006   275,000    77,468    73,995         90,050         35,497   552,010
  Chief Executive Officer
---------------------------------   -------   -------   -------   -------   ------------   ------------   -------
Wouter van Biene (1) ............      2006   180,000      --      27,526         45,025          7,006   259,557
  Chief Operating Officer
---------------------------------   -------   -------   -------   -------   ------------   ------------   -------
Lonnie D. Schnell (2) ...........      2006   171,346      --      31,998         45,025         24,634   273,003
  Chief Financial Officer
---------------------------------   -------   -------   -------   -------   ------------   ------------   -------
August DeLuca (3) ...............      2006    19,372     1,071      --             --            7,868    28,311
  (former Chief Financial
  Officer)
---------------------------------   -------   -------   -------   -------   ------------   ------------   -------
Jonathan Burstein (4) ...........      2006   240,000    28,516      --             --           33,031   301,547
  (former Executive V.P.)
---------------------------------   -------   -------   -------   -------   ------------   ------------   -------

(1)      Mr. van Biene was appointed Chief Operating  Officer effective March 1,
         2006.

(2)      Mr. Schnell was appointed Chief Financial Officer effective January 26,
         2006.

(3)      Mr. DeLuca resigned as Chief Financial  Officer  effective  January 20,
         2006.

(4) Mr. Burstein resigned as Executive Vice President of Operations effective January 1, 2007.

(5) The amounts in this column represent the dollar amounts recognized for financial statement reporting purposes in fiscal 2006 with respect to stock awards and options granted in 2006 as well as prior fiscal years under our 1997 Stock Plan in accordance with SFAS No. 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions with respect to these grants, refer to note 9 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2006. These amounts do not reflect the actual value that may be realized by the named executive officers which depends on the value of our shares in the future.

(6) The amounts in this column represent the dollar amounts recognized for financial statement reporting purposes in fiscal 2006 with respect to inducement stock options granted in 2006 in accordance with SFAS 123R. For additional information on the valuation assumptions with respect to option grants, including the options granted in 2006, see note 9 to the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2006. These amounts do not reflect the actual value that may be realized by the named executive officers which depends on the value of our shares in the future.

(7)      All other compensation consists of the following (amounts in dollars):

              2007                    Mr. Forte   Mr. van Biene   Mr. Schnell   Mr. DeLuca   Mr. Burstein
-----------------------------------   ---------   -------------   -----------   ----------   ------------
Health & medical insurance (a) ....      12,916           6,925        12,673        7,868         15,136
-----------------------------------   ---------   -------------   -----------   ----------   ------------
Life & disability insurance (b) ...          81              81            81         --            5,012
-----------------------------------   ---------   -------------   -----------   ----------   ------------
Automobile allowances .............      22,500            --            --           --           12,883
-----------------------------------   ---------   -------------   -----------   ----------   ------------
Consulting services (c) ...........        --              --          11,880         --             --
-----------------------------------   ---------   -------------   -----------   ----------   ------------
     Total ........................      35,497           7,006        24,624        7,868         33,031
-----------------------------------   ---------   -------------   -----------   ----------   ------------

         (a)      Includes payments of medical premiums.

         (b)      Includes executive and group term life insurance.

         (c)      Represents fees for services provided prior to employment.

EXECUTIVE COMPENSATION.

                  The 2006 compensation for our Chief Executive Officer was in accordance with our employment agreement completed with Mr. Forte in March 2006. The terms and conditions established in this agreement were the result of our consideration of our 2005 operating performance, our 2005 Restructuring and Strategic Plan and current operating performance levels, as well as the compensation levels for our previous CEO, comparative industry compensation levels, and negotiations with Mr. Forte. The base compensation was evaluated in conjunction with the long-term equity awards and annual bonus incentives to establish a compensation arrangement providing a substantial incentive for the achievement of our long-term objectives and for adding shareholder value. Accordingly, the base compensation was established near minimum industry levels for the same role in comparable companies, and a long-term equity option of 900,000 shares of common stock, representing approximately 4.9% of our outstanding shares, was established as an inducement to maximum performance achievements and increased shareholder values. The option grant was established to vest monthly over a three-year term, after a minimum initial term of twelve months, to coincide with the objectives of the Company's Strategic Plan. In addition to the long-term equity incentive, a cash incentive, the MIP fund, was established as provided in Mr. Forte's employment agreement setting aside 15% of the Company's EBIT for annual bonus awards to Mr. Forte and the other senior executives. One-half of this MIP Fund was allocated to Mr. Forte in 2006 and is shown in the table above as non-equity incentive plan compensation, and one-third of the MIP fund is to be allocated to Mr. Forte in 2007 through 2009. In addition, Mr. Forte was provided a stock grant of 135,135 shares, and an additional option grant, vesting in one year, for 135,135 shares of common stock, in consideration of his significant contributions in the initial development and implementation of the Company's 2005 Restructuring Plan, and the development of the Company's Strategic Plan.

         Messrs. van Biene and Schnell were employed early in 2006 at the recommendation of the Chief Executive Officer to assist in the completion of the 2005 Restructuring and Strategic Plan. The terms and conditions established in their employment agreements were also the result of our consideration of our 2005 operating performance, our 2005 Restructuring and Strategic Plan and current operating performance levels, as well as our previous compensation levels for similar positions, comparative industry compensation levels, and individual negotiations. The base compensation was evaluated in conjunction with the long-term equity awards and annual bonus incentives to establish a compensation arrangement providing a substantial incentive for the achievement of our long-term objectives and for adding shareholder value. Accordingly, the base compensation for their positions was established near minimum industry levels for the same role in comparable companies, and long-term equity incentives in the form of grants of options to purchase 325,000 shares to Mr. van Biene and 400,000 shares to Mr. Schnell, were established as an inducement to maximum performance achievements and increased shareholder values. The options vest monthly over a three-year term for Mr. van Biene, and a four-year term for Mr. Schnell, after a minimum initial term of twelve months, to coincide with the objectives of the Company's Strategic Plan. In addition Mr. van Biene and Mr. Schnell are participants in the MIP fund established by us as described above, pursuant to which we set aside 15% of our EBIT for annual bonus awards to the CEO and the other senior executives as approved by the Board of Directors. The payments allocated to Mr. van Biene and Mr. Schnell under the MIP fund are shown in the summary compensation table as non-equity incentive plan compensation.

         We entered into an employment agreement with Mr. Burstein in March 2006 providing for base compensation of $240,000, and stock options to purchase 425,000 shares of common stock, vesting monthly over three years after a minimum initial term of twelve months. January 1, 2007, we and Mr. Burstein mutually terminated this employment agreement in exchange for a consulting agreement as further described below in this report under "Employment Agreements, Termination of Employment and Change of Control Arrangements".

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2006.

         The following table provides information about equity-awards granted to each named executive officer in 2006 under our 2007 Stock Plan and inducement grants made outside of the plan.


                                                                         ALL OTHER       EXERCISE
                                                        ALL OTHER      OPTION AWARDS:     OR BASE                 GRANT DATE
                                                       STOCK AWARDS:     NUMBER OF       PRICE OF      MARKET     FAIR VALUE
                                                         NUMBER OF       SECURITIES       OPTION      PRICE ON    OF OPTION
                                    GRANT    APPROVAL    SHARES OF       UNDERLYING       AWARDS     GRANT DATE     AWARDS
NAME                               DATE(1)   DATE(1)     STOCK (#)       OPTIONS (#)    ($/SH) (2)   ($/SH) (2)     ($)(3)
--------------------------------   -------   -------   -------------   --------------   ----------   ----------   ----------
Stephen P. Forte ...............   1/16/06   1/16/06         135,135             --           --     $     0.37       50,000
                                   1/16/06   1/16/06            --            135,135   $     0.37   $     0.37       27,468
                                   1/16/06   1/16/06            --            900,000   $     0.37   $     0.37      187,515
--------------------------------   -------   -------   -------------   --------------   ----------   ----------   ----------
Wouter van Biene ...............    3/1/06   1/26/06            --            325,000   $     0.53   $     0.50       98,552
--------------------------------   -------   -------   -------------   --------------   ----------   ----------   ----------
Lonnie D. Schnell ..............   1/26/06   1/26/06            --            400,000   $     0.59   $     0.57      137,387
--------------------------------   -------   -------   -------------   --------------   ----------   ----------   ----------
Jonathan Burstein ..............   1/16/06   1/16/06            --            425,000   $     0.37   $     0.37       89,223
--------------------------------   -------   -------   -------------   --------------   ----------   ----------   ----------

(1) The grant date of an option award is the date that the compensation committee fixes as the date the recipient is entitled to receive the award. The approval date is the date that the compensation committee approves the award.

(2) The exercise price of option awards differs from the market price on the date of grant. The exercise price of options granted in 2006 is equal to the average closing sales prices of our common stock for the five trading days prior to and including the grant date, as reported on AMEX, , while the market price on the date of grant is the closing price of our common stock on that date.

(3) The grant date fair value is generally the amount the company would expense in its financial statements over the award's service period, but does not include a reduction for forfeitures.

         Option awards granted to our executive officers are for a 10 year term, and generally vest on a monthly pro rata basis over a 3 or 4 year period, with a 12-month delay required prior to the initial vesting of any shares. Upon a change of control or involuntary termination without cause, the vesting of all options granted to the named executive officers in 2006 is accelerated to the date of termination, as described below under "Employment Agreements, Termination of Employment and Change of Control Arrangements."

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR 2006.

         The following table provides information with respect to outstanding stock options held by each of the named executive officers as of December 31, 2006

                                                    NUMBER OF SECURITIES
                                               UNDERLYING UNEXERCISED OPTIONS
                                             ------------------------------------          OPTION             OPTION
                                                   (#)                  (#)               EXCERCISE         EXPIRATION
NAME                         GRANT DATE        EXERCISABLE         UNEXERCISABLE          PRICE ($)            DATE
------------------------   ---------------   ---------------      ---------------      ---------------   ---------------
Stephen P. Forte .......           1/16/06           135,135                 --        $          0.37         1/16/2016
                                   1/16/06           350,000              550,000      $          0.37         1/16/2016
------------------------   ---------------   ---------------      ---------------      ---------------   ---------------
Wouter van Biene .......            3/1/06              --                325,000      $          0.53         3/01/2016
------------------------   ---------------   ---------------      ---------------      ---------------   ---------------
Lonnie D. Schnell ......           1/26/06              --                400,000      $          0.59         1/26/2016
------------------------   ---------------   ---------------      ---------------      ---------------   ---------------
Jonathan Burstein ......           1/16/06              --                425,000      $          0.37         1/16/2016
                                   4/11/03            35,000                 --        $          3.50         4/11/2013
                                  12/31/02            25,000                 --        $          3.63        12/31/2012
                                  11/08/01            15,000                 --        $          3.64        11/08/2011
                                  12/12/00            20,000                 --        $          3.75        12/12/2010
                                   4/10/00            15,000                 --        $          4.25         4/10/2010
                                   2/28/00            15,000                 --        $          4.63         2/28/2010
                                  12/20/99            20,000                 --        $          4.31        12/20/2009
                                  10/10/98            30,000                 --        $          1.30        10/10/2008
------------------------   ---------------   ---------------      ---------------      ---------------   ---------------

(1) Mr. Forte's options become exercisable at 25,000 shares per month over the next 22 months.

(2) Mr. van Biene's options become exercisable with regard to 108,333 shares on March 1, 2007 and then with respect to 9,028 shares per month over the next 24 months.

(3) Mr. Schnell's options become exercisable with regard to 100,000 shares on January 26, 2007 and then with respect to 8,333 shares per month over the next 36 months.

(4) Mr. Burstein's options become exercisable with regard to 141,667 shares on January 16, 2007 and then with respect to 11,806 shares per month over the next 24 months.

OPTION EXERCISES AND STOCK VESTED IN FISCAL YEAR 2006.

         The following table provides information with respect to vesting of stock during the year ended December 31, 2006. There were no stock option exercises by any of the named executive officers during 2006

                                                        STOCK AWARDS
                                             -----------------------------------
                                             NUMBER OF SHARES    VALUE REALIZED
                                                ACQUIRED ON        ON VESTING
NAME                                            VESTING (#)          ($)(1)
------------------------------------------   ----------------   ----------------
Stephen P. Forte .........................            135,135             50,000
------------------------------------------   ----------------   ----------------
Wouter van Biene .........................               --                 --
------------------------------------------   ----------------   ----------------
Lonnie D. Schnell ........................               --                 --
------------------------------------------   ----------------   ----------------
Jonathan Burstein ........................               --                 --
------------------------------------------   ----------------   ----------------

(1) Represents the number of shares vested times the closing price of our common stock on the vesting date as reported by AMEX.

EMPLOYMENT   AGREEMENTS,   TERMINATION  OF  EMPLOYMENT  AND  CHANGE  OF  CONTROL
ARRANGEMENTS.

EMPLOYMENT AGREEMENTS

         We have entered into the following employment agreements with our named executive officers.

         On March 16, 2006, we entered into an Executive Employment Agreement with Stephen Forte, pursuant to which Mr. Forte serves as our Chief Executive Officer. This employment agreement has a term continuing though

December 31, 2008, which may be extended to December 31, 2009. Pursuant to this agreement, Mr. Forte receives an annual base salary of $275,000 for 2006 and $325,000 for each subsequent year of the term and will be entitled to receive an annual incentive bonus based upon our earnings before interest and taxes. In the event that prior to the end of the term, Mr. Forte's employment is terminated by us "without cause" (as defined in the agreement), by Mr. Forte for "good reason" (as defined in the agreement) or due to Mr. Forte's death or disability, then Mr. Forte or his estate will be entitled to receive, in addition to all accrued salary, (i) severance payments equal to Mr. Forte's base salary for the remaining term of the agreement or, in the case of death or disability, through December 31, 2008, (ii) a pro rated portion of the annual incentive bonus for the year in which the termination occurred, (iii) full acceleration of vesting of the options issued to Mr. Forte pursuant to the agreement and (iv) continued healthcare coverage for Mr. Forte and his dependents for the remaining term of the agreement. In connection with the employment agreement and as an inducement to employment, we previously granted Mr. Forte an option to purchase 900,000 shares of our common stock, which vests over a period of three years. In addition, in lieu of $50,000 in cash compensation, we granted Mr. Forte 135,135 shares of common stock and an option to purchase 135,135 shares of common stock that vested in full on October 24, 2006. All of these options will vest in full upon a change of control of our company or upon termination of Mr. Forte's employment without cause, for good reason or due to his death or disability.

         On March 16, 2006, we entered into an employment agreement with Wouter van Biene, pursuant to which Mr. van Biene serves as our Chief Operating Officer on an "at-will" basis. Pursuant to this offer letter, Mr. van Biene is entitled to an annual base salary of $225,000 and will be eligible to receive an annual incentive bonus based upon our earnings before interest and taxes. In the event that Mr. van Biene's employment is terminated by us without "cause" (as defined in the agreement) or due to Mr. van Biene's death or disability, then Mr. van Biene or his estate will be entitled to receive as severance, in addition to all accrued salary, (i) salary continuation and continuation of coverage under our group health plan for a period of six months if the termination occurs during the first year of employment, a period of twelve months if the termination occurs during the second year of employment or a period of eighteen months if the termination occurs after the second year of employment, and (ii) twelve months acceleration of vesting of all outstanding options. In connection with the offer letter and as an inducement to employment, we previously granted Mr. van Biene an option to purchase 325,000 shares of our common stock, which vests over a period of three years. Upon a change of control of our company, 50% of Mr. van Biene's then-outstanding unvested stock options shall vest and the remaining unvested options shall vest in full if Mr. van Biene is terminated, his position or base pay is reduced or he is required to relocate within twelve months following the change of control.

         On March 16, 2006, we entered into an employment agreement with Lonnie Schnell, pursuant to which Mr. Schnell serves as our Chief Financial Officer on an "at-will" basis. Pursuant to this offer letter, as amended, Mr. Schnell is entitled to receive an annual base salary of $225,000 and will be eligible to receive an annual incentive bonus based upon our earnings before interest and taxes. In the event that Mr. Schnell's employment is terminated by us without "cause" (as defined in the agreement) or due to Mr. Schnell's death or disability, then Mr. Schnell or his estate will be entitled to receive as severance, in addition to all accrued salary, (i) salary continuation and continuation of coverage under our group health plan for a period of twelve months and (ii) twelve months acceleration of vesting of all outstanding options. In connection with the offer letter and as an inducement to employment, we previously granted Mr. Schnell an option to purchase 400,000 shares of our common stock, which vests over a period of four years. Upon a change of control of our company, 50% of Mr. Schnell's then-outstanding unvested stock options shall vest and the remaining unvested options shall vest in full if Mr. Schnell is terminated, his position or base pay is reduced or he is required to relocate within six months before or twelve months following the change of control.

         Effective January 1, 2007, we entered into a consulting agreement with Jonathan Burstein, previously our Executive Vice President of Operations. Under the terms of the consulting agreement, Mr. Burstein will provide specified consulting services to us for a term of up to 24 months. As consideration for the services, we will pay Mr. Burstein an amount of $225,000 per annum plus an additional $3,333.33 per month for the first 18 months of the term of the agreement. We also agreed to provide Mr. Burstein with medical benefits and an automobile allowance for a period of 18 months. In addition, the consulting agreement provides that the employment offer letter previously entered into with Mr. Burstein on March 16, 2006, is terminated as of January 1, 2007. The termination of the employment offer letter was mutually agreed upon by both parties and Mr. Burstein will not be entitled to receive any severance or other benefits in connection with the termination. All outstanding stock options held by Mr. Burstein will continue to vest in accordance with their terms as long as Mr. Burstein continues to provide services to us or serves on our Board of Directors.

POTENTIAL SEVERANCE PAYMENTS

         As described above, our employment agreements with Messrs. Forte, van Biene and Schnell provide for severance benefits in the event that the executive's employment is terminated due to executive's death or disability or by the Company without "cause" and, in the case of Mr. Forte, for "good reason." The following table sets forth severance payments and benefits that we would have been obligated to pay to Messrs. Forte, van Biene and Schnell assuming a triggering event had occurred under each of their respective agreements as of December 31, 2006:

                                                                                       VALUE OF
                                                                CONTINUATION OF     ACCELERATION OF
                         CASH SEVERANCE       BONUS VALUE       HEALTH BENEFITS    VESTING OF EQUITY    TOTAL SEVERANCE
NAME                     PAYMENT ($)(1)          ($)(2)               ($)            AWARDS ($)(3)        BENEFITS ($)
--------------------   -----------------   -----------------   -----------------   -----------------   -----------------
Stephen P. Forte ...             565,847              90,050              16,415             566,500           1,238,812
--------------------   -----------------   -----------------   -----------------   -----------------   -----------------
Wouter van Biene ...             132,149                --                 5,538             195,273             332,960
--------------------   -----------------   -----------------   -----------------   -----------------   -----------------
Lonnie D. Schnell ..             124,994                --                 6,005             154,498             285,497
--------------------   -----------------   -----------------   -----------------   -----------------   -----------------

(1) Includes (i) earned and unpaid base salary through the date of termination, (ii) accrued but unpaid vacation and (iii) cash severance payments based on the executive's salary payable in a lump sum or periodic payments as provided in the executive's employment agreement.

(2) Includes (i) bonus amounts under the MIP earned for the completed fiscal year and (ii) a pro rated portion of bonus under the MIP for partial fiscal years prior to the termination date.

(3) Based on the closing price of our common stock on December 29, 2006 of $1.03, as reported by AMEX.

POTENTIAL CHANGE IN CONTROL PAYMENTS

         As described above, our employment agreements with Messrs. Forte, van Biene and Schnell provide for accelerated vesting of all or a portion of the options held by such executives upon a change in control. The following table sets forth the change in control benefits that we would have been obligated to pay to our named executive officers assuming a change of control had occurred as of December 31, 2006:

                        VALUE OF ACCELERATION OF VESTING OF EQUITY AWARDS ($)(1)
                        --------------------------------------------------------
                                                        CHANGE IN CONTROL WITH
NAME                    CHANGE IN CONTROL ONLY (2)      ADDITIONAL TRIGGER (3)
----------------------  ---------------------------  ---------------------------
Stephen P. Forte .....                      556,500                      556,500
----------------------  ---------------------------  ---------------------------
Wouter van Biene .....                      167,375                      334,750
----------------------  ---------------------------  ---------------------------
Lonnie D. Schnell ....                      206,000                      412,000
----------------------  ---------------------------  ---------------------------

(1) Based on the closing price of our common stock on December 29, 2006 of $1.03, as reported by AMEX.

(2) Upon a change in control, (i) Mr. Forte is entitled to full acceleration of currently outstanding options and (ii) Messrs. van Biene and Schnell are each entitled to accelerated vesting with respect to 50% of the unvested portion of outstanding options.

(3) Messrs. van Biene and Schnell are each entitled to full acceleration of vesting of the remaining unvested portion of all outstanding stock options if, within in 12 months following the change in control: (i) he is terminated by the acquirer, (ii) his position is reduced to less than a general manager position or a vice president level position,
         (iii) his base pay is reduced below his prevailing base pay amount at the time of the change in control or (iv) he is asked to relocate to an office more than 60 miles from his office prior to the change in control.

DIRECTOR COMPENSATION

         The general policy of the Board of Directors is that compensation for independent directors should be a mix of cash and equity-based compensation. We do not pay management directors for Board service in addition to their regular employee compensation. The full Board of Directors has the primary responsibility for reviewing and considering any revisions to director compensation.

         The following table details the total compensation earned by the company's non-employee directors in 2006.

                                    FEES EARNED OR         OPTION          ALL OTHER
NAME                               PAID IN CASH ($)     AWARDS ($)(8)    COMPENSATION ($)       TOTAL ($)
--------------------------------   ----------------   ----------------   ----------------   ----------------
Mark Dyne (1) ..................             42,000             12,139             25,000             79,139
--------------------------------   ----------------   ----------------   ----------------   ----------------
Colin Dyne (2) .................               --               12,139            335,000            347,139
--------------------------------   ----------------   ----------------   ----------------   ----------------
Brent Cohen (3) ................             39,500             12,139               --               51,639
--------------------------------   ----------------   ----------------   ----------------   ----------------
Joseph Miller (4) ..............             44,500             12,139               --               56,639
--------------------------------   ----------------   ----------------   ----------------   ----------------
Raymond Musci (5) ..............             46,000             12,139               --               58,139
--------------------------------   ----------------   ----------------   ----------------   ----------------
William Sweedler (6) ...........             18,583             12,033               --               30,616
--------------------------------   ----------------   ----------------   ----------------   ----------------
Susan White (7) ................             30,500             12,139               --               42,639
--------------------------------   ----------------   ----------------   ----------------   ----------------
   Total .......................            221,083             84,867            360,000            665,950
--------------------------------   ----------------   ----------------   ----------------   ----------------

(1) As of December 31, 2006, Mr. Mark Dyne held options to purchase a total of 323,000 shares. The other compensation consists of per diem fees earned for services rendered.

(2) As of December 31, 2006, Mr. Colin Dyne held options to purchase a total of 565,000shares. The other compensation consists of consulting fees for services rendered.

(3) As of December 31, 2006, Mr. Cohen held options to purchase a total of 125,000 shares.

(4) As of December 31, 2006, Mr. Miller held options to purchase a total of 60,000 shares.

(5) As of December 31, 2006, Mr. Musci held options to purchase a total of 60,000 shares.

(6) As of December 31, 2006, Mr. Sweedler held options to purchase a total of 30,000 shares.

(7) As of December 31, 2006, Ms. White held options to purchase a total of 60,000 shares.

(8) The amounts in this column represent the dollar amounts recognized for financial statement purposes in fiscal 2006 with respect to stock options granted in 2006 as well as prior fiscal years, in accordance with SFAS 123R. For additional information on the valuation assumptions with respect to option grants, including the options granted in 2006, see note 9 to the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2006. These amounts do not reflect the actual value that may be realized by the named executive officers which depends on the value of our shares in the future.

         Our policy is to pay non-employee directors $1,500 for their personal attendance at any meeting of the Board of Directors, $1,000 for their personal attendance at any committee meeting, and $500 for attendance at any telephonic meeting of the Board of Directors or of a committee of the Board of Directors. We also pay non-employee directors an annual retainer of $20,000 for Board service and an additional retainer of $5,000 for service on each committee. The Chairman of the Board receives an annual retainer of $25,000 for Board service. We also reimburse directors for their reasonable travel expenses incurred in attending board or committee meetings and pay non-employee directors a per diem for board services.

         We do not have a formal policy with regard to option grants to our Board of Directors, but we generally follow a practice of granting an option for 30,000 shares of stock upon initial appointment or election to the Board of Directors, and thereafter issuing annual option grants to all non-employee members of 30,000 shares.

         During 2006 and through March 31, 2007 we had a verbal agreement with Mr. Colin Dyne to provide consulting services following his resignation in 2005 as our Chief Executive Officer. For the year ended December 31, 2006, we paid Mr. Dyne $275,000 annually for these services in addition to $60,000 in a cash settlement of a prior stock option commitment. We entered into a written agreement was completed with Mr. Dyne effective April 1, 2007 that provides for continued consulting services through November 30, 2008 in exchange for a consulting fee of $25,000 per month.

EQUITY COMPENSATION PLAN INFORMATION.

         The following table sets forth certain information as of December 31, 2006 regarding equity compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance:

                                                                                                NUMBER OF SECURITIES
                                          NUMBER OF SECURITIES TO      WEIGHTED-AVERAGE          REMAINING AVAILABLE
                                          BE ISSUED UPON EXERCISE      EXERCISE PRICE OF        FOR FUTURE ISSUANCE
                                          OF OUTSTANDING OPTIONS,     OUTSTANDING OPTIONS,         UNDER EQUITY
                                            WARRANTS AND RIGHTS       WARRANTS AND RIGHTS        COMPENSATION PLANS
                                          -----------------------   -----------------------   -----------------------
Equity compensation plans
  approved by security holders ........                 3,452,635   $                  1.84                 2,321,977
Equity  compensation plans not
  approved by security holders ........                 2,868,813   $                  2.14                      --
                                          -----------------------   -----------------------   -----------------------
   Total ..............................                 6,321,448   $                  1.98                 2,321,977
                                          =======================   =======================   =======================

Options and warrants issued pursuant to equity compensation plans not approved by security holders are summarized as follows:

         o 150,000 warrants issued in conjunction with private placement transaction in 2001 and 2002, are exercisable at $3.50 per share and expire at various date through February 2007.

         o 30,000 warrants issued for services in 2004, are exercisable at $4.29 per share and expire in July 2007.

         o 172,500 warrants issued for services in 2003, are exercisable at $5.06 per share and expire in May 2008.

         o 572,818 warrants issued for services in 2003, are exercisable at $4.74 per share and expire in December 2008.

         o        102,741   warrants  issued  in  conjunction   with  a  private
                  placement transaction in 2004, are exercisable at $3.65 per share and expire in November 2009.

         o 215,754 warrants issued for services in 2004, are exercisable at $3.65 per share and expire in November 2009.

         o 1,625,000 inducement options issued to employees in 2006 are exercisable at a weighted average exercise price of $0.46 per share and expire in January and March of 2016.

         Each of the above plans provides that the number of shares with respect to which options and warrants may be granted, and the number of shares of common stock subject to an outstanding option or warrant, shall be proportionately adjusted in the event of a subdivision or consolidation of shares or the payment of a stock dividend on common stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

REVIEW AND APPROVAL OF RELATED PARTY TRANSACTIONS

         We have adopted a policy that requires Board approval of transactions with related persons as defined by SEC regulations, including any sales or purchase transaction, asset exchange transaction, operating agreement, or advance or receivable transaction that could put our assets or operating performance at risk. All of our directors and executive officers are required at all times, but not less than annually, to disclose all relationships they have with companies or individuals that have conducted business with, or had an interest in, our Company. Our executive officers monitor our operations giving consideration to the disclosed relationships and refer potential transactions to the Board of Directors for approval. The Board of Directors considers a related party transaction for its potential economic benefit to us, to ensure the transaction is "arms length" and in accordance with our policies and that it is properly disclosed in our reports to stockholders.

REPORTABLE RELATED PARTY TRANSACTIONS

         Other than the employment arrangements described elsewhere in this report and the transactions described below, since January 1, 2006, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party:

         o        in which the amount involved exceeds $120,000; and

         o in which any director, executive officer, shareholder who beneficially owns 5% or more of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

         Colin Dyne, a member of our Board, is CEO and Co-Chairman, and a significant shareholder of People's Liberation, Inc., the parent company of Versatile Entertainment, Inc. During 2006, we had sales of $147,000 to Versatile Entertainment. At December 31, 2006 accounts receivable of $83,400 were outstanding from Versatile Entertainment. Susan White, a member of our Board, is also a member of the Board of Directors of People's Liberation, Inc.

         At December 31, 2006, we had an aggregate of $655,489 of unsecured notes, advances and accrued interest receivable due from Colin Dyne. The notes and advances bear interest at 7.5% and are due on demand.

         As December 31, 2006, we had an aggregate of $664,971 in notes and advances due to Mark Dyne, the Chairman of our Board of Directors or to parties related to or affiliated with Mark Dyne. The notes are payable on demand and accrue interest at rates ranging from 0% to 11% per annum.

         We paid consulting fees to Diversified Investments, a company owned by Mark Dyne, in the amount of $150,000 during the year ended December 31, 2006.

         We paid consulting fees of $335,000 to Colin Dyne during year ended December 31, 2006 for consulting services provided, and have an agreement with Mr. Dyne for services through November 30, 2008. See the "Director Compensation"
section in item 11 of this report for a description of this agreement.

         On January 1, 2007 we entered into an agreement with Mr. Jonathan Burstein, previously our Executive Vice President of Operations, and a Director of the Board, to provide consulting services to the Company through December 31, 2008. See the "Employment Agreements, Termination of Employment and Change of Control Arrangements" section in item 11 of this report for a full description of this agreement.

DIRECTOR INDEPENDENCE.

         Since July 2006, majority of our Board of Directors has been comprised of "independent" directors within the meaning of the applicable rules for companies traded on the American Stock Exchange. The Board determined that each of Brent Cohen, Joseph Miller, Raymond Musci, William Sweedler and Susan White were independent. The Board has also determined that each of Joseph Miller, Raymond Musci and William Sweedler meet the independence requirements for services on the Audit Committee pursuant to the rules for companies traded on the American Stock Exchange.

                              AUDIT RELATED MATTERS

REPORT OF AUDIT COMMITTEE.

         The Audit Committee of the Board of Directors, which consists of three independent directors, as that term is defined in Section 121(A) of the listing standards of the American Stock Exchange, has furnished the report set forth below:

         The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, our compliance with legal and regulatory requirements and the quality of our internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board. The Audit Committee reviews and reassesses the charter annually and recommends any changes to the Board for approval.

         The Audit Committee is responsible for overseeing our overall financial
reporting  process.  In  fulfilling  its   responsibilities  for  the  financial
statements for fiscal year 2006, the Audit Committee:

         o Reviewed and discussed the audited financial statements for the year ended December 31, 2006 with management and Singer Lewak Greenbaum & Goldstein LLP ("SLGG"), our independent registered public accounting firm;

         o Discussed with SLGG the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit;

         o Received written disclosures and a letter from SLGG regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee discussed with SLGG their independence; and

         o Based on its review of the audited financial statements and discussions with management and SLGG, recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

         The Audit Committee also considered the status of pending litigation and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

         The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

                                            AUDIT COMMITTEE:

                                            Raymond Musci
                                            Joseph Miller
                                            William Sweedler

SERVICES PROVIDED BY THE INDEPENDENT AUDITORS.

         The Audit  Committee of our Board of Directors is  responsible  for the
appointment,   compensation,   retention  and  oversight  of  the  work  of  the
independent auditors.

         On December 16, 2005, we engaged Singer Lewak Greenbaum & Goldstein LLP as our independent registered public accounting firm. BDO Seidman, LLP ("BDO"), served as our principal independent public accounting firm for the year ended December 31, 2004. BDO resigned as our independent public accounting firm on November 22, 2005 upon its completed review of information to be included in our Form 10-Q for the quarter ended September 30, 2005.

         AUDIT FEES - The aggregate fees billed by our independent registered accounting firms for professional services rendered for the audit of our annual financial statements and review of our financial statements included in our Forms 10-Q or services that are normally provided in connection with statutory and regulatory filings, were $554,600 for fiscal year 2005 and $403,400 for fiscal year 2006.

         AUDIT-RELATED FEES - The aggregate fees billed by our independent registered accounting firms for professional services rendered for assurance and related services reasonably related to the performance of the audit or review of our financial statements (other than those reported above) was $0 for fiscal year 2005 and $0 for fiscal year 2006.

         TAX FEES - The aggregate fees billed by our independent registered accounting firms for professional services rendered for tax compliance, tax advice and tax planning were $44,100 for fiscal year 2005 and $29,100 for fiscal year 2006.

         ALL OTHER FEES - There were no fees billed by our independent registered accounting firms for services rendered to us during 2005 and 2006 other than the services described above under "Audit Fees," "Audit-Related Fees" and "Tax Fees."

         The audit committee approved all of the foregoing services provided by BDO and SLGG.

POLICY REGARDING PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT AUDITORS.

         The Audit Committee has established a general policy requiring it's pre-approval of all audit services and permissible non-audit services provided by the independent auditors, along with the associated fees for those services. For both types of pre-approval, the Audit Committee considers whether the provision of a non-audit service is consistent with the SEC's rules on auditor independence, including whether provision of the service (1) would create a mutual or conflicting interest between us and our independent auditors, (2) would place the independent auditors in the position of auditing its own work,
(3) would result in the independent auditors acting in the role of management or as our employee, or (4) would place the independent auditors in a position of acting as an advocate for us. Additionally, the Audit Committee considers whether the independent auditors are best positioned and qualified to provide the most effective and efficient service, based on factors such as the independent auditors' familiarity with our business, personnel, systems or risk profile and whether provision of the service by the independent auditors would enhance our ability to manage or control risk or improve audit quality or would otherwise be beneficial to us.

ITEM 2:  ADOPTION OF 2007 STOCK INCENTIVE PLAN
--------------------------------------------------------------------------------

         Item 2 is the adoption of Tag-It Pacific, Inc.'s 2007 Stock Incentive Plan (the "2007 Plan"), which authorizes the issuance of up to 2,600,000 shares of our common stock pursuant to options or awards granted under the plan. The proposal to adopt the 2007 Stock Incentive Plan requires the affirmative vote of a majority of the shares of common stock represented and entitled to vote at the Meeting. A copy of the 2007 Stock Incentive Plan is attached to this Proxy Statement as Appendix A.

         Our existing 1997 Stock Plan, as amended, terminates on October 1, 2007; accordingly the Board of Directors has proposed that the stockholders approve the 2007 Stock Plan which will replace the 1997 Stock Plan. The number of shares for the 2007 Stock Plan are substantially equal to the number of shares currently available for option awards under the 1997 Stock Plan that is expiring. The 2007 Stock Incentive Plan is designed to assist us in attracting, retaining and compensating highly qualified individuals and to provide them with a proprietary interest in our common stock.

No options or awards have been granted under the 2007 Stock Incentive Plan.

SUMMARY OF THE 2007 PLAN.

         PURPOSE. The purpose of the 2007 Plan is to provide incentives and rewards to selected eligible directors, officers, employees and consultants in order to assist us and our subsidiaries in attracting, retaining and motivating those persons by providing for or increasing the proprietary interests of those persons in us, and by associating their interests with those of our stockholders.

         ADMINISTRATION. The 2007 Plan may be administered by the Board of Directors, or a committee of two or more directors appointed by the Board of Directors whose members serve at the pleasure of the Board. The 2007 Plan currently is administered by the Compensation Committee of the Board of Directors. The party administering the 2007 Plan is referred to as the "administrator." Subject to the provisions of the 2007 Plan, the administrator has full and final authority to (i) select from among eligible directors, officers, employees and consultants, those persons to be granted awards under the 2007 Plan, (ii) determine the type, size and terms of individual awards to be made to each person selected, (iii) determine the time when awards will be granted and to establish objectives and conditions (including, without limitation, vesting and performance conditions), if any, for earning awards,
(iv) amend the terms or conditions of any outstanding award, subject to applicable legal restrictions and to the consent of the other party to such award, (v) to determine the duration and purpose of leaves of absences which may be granted to holders of awards without constituting termination of their employment, (vi) authorize any person to execute, on behalf of us, any instrument required to carry out the purposes of the 2007 Plan, (vii) by resolution adopted by the Board, to authorize one or more of our officers to designate eligible employees to be recipients of awards and/or determine the number of such awards to be received by such employees, provided that the resolution so authorizing such officer or officers shall specify the total number of awards such officer or officers may award, and (viii) make any and all other determinations which the administrator determines to be necessary or advisable in the administration of the 2007 Plan. The administrator has full power and authority to administer and interpret the 2007 Plan and to adopt, amend and revoke such rules, regulations, agreements, guidelines and instruments for the administration of the 2007 Plan and for the conduct of its business as the administrator deems necessary or advisable.

         ELIGIBILITY. Any person who is a director, officer, employee or consultant of ours or any of our subsidiaries (a "participant"), is eligible to be considered for the grant of awards under the 2007 Plan. No participant may receive awards representing more than 50% of the aggregate number of shares of common stock that may be issued pursuant to all awards under the 2007 Plan.

         TYPES OF AWARDS. Awards authorized under the 2007 Plan may consist of any type of arrangement with a participant that, by its terms, involves or might involve or be made with reference to the issuance of shares of our common stock, or a derivative security with an exercise or conversion price related to the common stock or with a value derived from the value of the common stock. Awards are not restricted to any specified form or structure and may include sales, bonuses and other transfers of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock or securities convertible into or redeemable for stock, stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, or any other type of award which the administrator shall determine is consistent with the objectives and limitations of the 2007 Plan. An award may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

         CONSIDERATION. The common stock or other property underlying an award may be issued for any lawful consideration as determined by the administrator, including, without limitation, a cash payment, services rendered, or the cancellation of indebtedness. In addition, an award may permit the recipient to pay the purchase price of the common stock or other property or to pay such recipient's tax withholding obligation with respect to such issuance, in whole or in part, by delivering previously owned shares of our capital stock or other property, or by reducing the number of shares of common stock or the amount of other property otherwise issuable pursuant to such award.

         TERMINATION OF AWARDS. All awards granted under the 2007 Plan expire ten years from the date of grant, or such shorter period as is determined by the administrator. No option is exercisable by any person after such expiration. If an award expires, terminates or is canceled, the shares of common stock not purchased thereunder shall again be available for issuance under the 2007 Plan.

         AMENDMENT AND TERMINATION OF THE 2007 PLAN. The administrator may amend the 2007 Plan at any time, may suspend it from time to time or may terminate it without approval of the stockholders; provided, however, that stockholder approval is required for any amendment which materially increases the number of shares for which awards may be granted, materially modifies the requirements of eligibility, or materially increases the benefits which may accrue to recipients of awards under the 2007 Plan. However, no such action by the Board of Directors or stockholders may unilaterally alter or impair any award previously granted under the 2007 Plan without the consent of the recipient of the award. In any event, the 2007 Plan shall terminate ten years following the date it was approved by our stockholders unless sooner terminated by action of the Board of Directors.

         EFFECT OF SECTION 16(B) OF THE SECURITIES EXCHANGE ACT OF 1934. The acquisition and disposition of common stock by our officers, directors and more than 10% stockholders ("Insiders") pursuant to awards granted to them under the 2007 Plan may be subject to Section 16(b) of the Securities Exchange Act of 1934. Pursuant to Section 16(b), a purchase of common stock by an Insider within six months before or after a sale of common stock by the Insider could result in recovery by us of all or a portion of any amount by which the sale proceeds exceed the purchase price. Insiders are required to file reports of changes in beneficial ownership under Section 16(a) of the Securities Exchange Act of 1934 upon acquisitions and dispositions of shares. Rule 16b-3 provides an exemption from Section 16(b) liability for certain transactions pursuant to certain employee benefit plans. The 2007 Plan is designed to comply with Rule 16b-3.

U.S. TAX CONSEQUENCES

         The following is a general discussion of the principal United States federal income tax consequences of "incentive stock options" within the meaning of Section 422 of the Code, "non statutory stock options" and restricted stock and restricted stock unit awards, based upon the United States Internal Revenue Code, and the Treasury Regulations promulgated thereunder, all of which are subject to modification at any time. The 2007 Plan does not constitute a qualified retirement plan under Section 401(a) of the Internal Revenue Code (which generally covers trusts forming part of a stock bonus, pension or profit sharing plan funded by employer and/or employee contributions which are designed to provide retirement benefits to participants under certain circumstances) and is not subject to the Employee Retirement Income Security Act of 1974 (the pension reform law which regulates most types of privately funded pension, profit sharing and other employee benefit plans).

         Stock option grants under the 2007 Plan may be intended to qualify as incentive stock options under Section 422 of the tax code or may be non-qualified stock options governed by Section 83 of the tax code. Generally, no federal income tax is payable by a participant upon the grant of a stock option, and a deduction is not taken by the company. Under current tax laws, if a participant exercises a non-qualified stock option, he or she will have taxable income equal to the difference between the market price of the common stock on the exercise date and the stock option grant price. We will be entitled to a corresponding deduction on our income tax return. A participant will not have any taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply), and we will not receive a deduction when an incentive stock option is exercised. The treatment for a participant of a disposition of shares acquired through the exercise of an option depends on how long the shares were held and on whether the shares were acquired by exercising an incentive stock option or a non-qualified stock option. We may be entitled to a deduction in the case of a disposition of shares acquired under an incentive stock option before the applicable holding periods have been satisfied.

         Restricted stock also is governed by Section 83 of the tax code. Generally, no taxes are due when the award is initially made, but the award becomes taxable when it is no longer subject to a "substantial risk of forfeiture" (it becomes vested or transferable). Income tax is paid on the value of the stock or units at ordinary rates when the restrictions lapse, and then usually at long-term capital gain (if such shares are held for more than a year) or short-term capital gain rates (if such shares are held for less than one year) when the shares are sold.

         The American Jobs Creation Act of 2004 added Section 409A to the tax code, generally effective January 1, 2005. The IRS has issued regulations that, in part, give employers until the end of 2007 to effect Section 409A implementation in almost all circumstances. Section 409A covers most programs that defer the receipt of compensation to a succeeding year. It provides rules for elections to defer (if any) and for timing of payouts. There are significant penalties placed on the individual employee for failure to comply with Section 409A. However, it does not affect our ability to deduct deferred compensation.

         Section 409A applies to restricted stock units, performance units, and performance shares. Grants under such plans will continue to be taxed at vesting but will be subject to new limits on plan terms governing when vesting may occur. If grants under such plans do not allow employees to elect further deferral on vesting or on distribution, under the proposed regulations no negative impact should attach to the grants.

         Section 409A does not apply to incentive stock options, non-qualified stock options (that are not issued at a discount), and restricted stock, provided that there is no deferral of income beyond the vesting date. Section 409A also does not cover SARs and stock options if they are issued by a public company on its traded stock, the exercise price is not less than the fair market value of the underlying stock on the date of grant, the rights with respect to SARs are settled in such stock, and there are not any features that defer the recognition of income beyond the exercise date.

         As described above, awards granted under the 2007 Plan may qualify as "performance-based compensation" under Section 162(m) of the tax code. To qualify, options and other awards must be granted under the 2007 Plan by a Committee of the Board consisting solely of two or more "outside directors" (as defined under Section 162 regulations) and satisfy the 2007 Plan's limit on the total number of shares that may be awarded to any one participant during any calendar year. In addition, for awards other than options and stock-settled SARs to qualify, the grant, issuance, vesting, or retention of the award must be contingent upon satisfying one or more of the performance criteria set forth in the 2007 Plan, as established and certified by a Committee consisting solely of two or more "outside directors."


         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ADOPTION OF THE 2007 STOCK INCENTIVE PLAN.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table presents information regarding the beneficial ownership of our common stock as of June 1, 2007:

         o each person who is known to us to be the beneficial owner of more than 5% of our outstanding common stock;

         o        each of our directors and nominees;

         o        each of our named executive officers; and

         o        all of our directors and executive officers as a group

         Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission that deem shares to be beneficially owned by any person who has or shares voting or investment power with respect to such shares. Shares of common stock under warrants or options currently exercisable or exercisable within 60 days of the date of this information are deemed outstanding for purposes of computing the percentage ownership of the person holding such warrants or options but are not deemed outstanding for computing the percentage ownership of any other person. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding at June 1, 2007. Unless otherwise indicated, the persons named in this table have sole voting and sole investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. As of June 1, 2007, we had 18,541,433 shares of common stock issued and outstanding.

         The address of each person listed is in our care, at 21900 Burbank Boulevard, Suite 270, Woodland Hills, California 91367, unless otherwise set forth below such person's name.

                                                          NUMBER OF    PERCENT
NAME OF BENEFICIAL OWNER                                   SHARES      OF CLASS
-------------------------------------------------------   ---------   ---------
DIRECTORS:

Mark Dyne (1) .........................................   1,269,778         6.7%
Colin Dyne (2) ........................................   1,107,680         5.8%
Stephen P. Forte (3) ..................................     862,087         4.5%
Jonathan Burstein (4) .................................     697,578         3.7%
Lonnie D. Schnell (5) .................................     250,000         1.3%
Wouter van Biene (6) ..................................     181,944         1.0%
William Sweedler (7) ..................................     132,000           *
Brent Cohen (8) .......................................     125,000           *
Raymond Musci (8) .....................................      60,000           *
Joseph M. Miller (8) ..................................      60,000           *
Susan White (8) .......................................      60,000           *
Directors and executive  officers as a group
  (11 persons) (9) ....................................   4,806,067        22.7%

OTHER 5% HOLDERS:

The Pinnacle Fund, L.P. (10) ..........................   1,095,890         5.6%
  4965 Preston Park Blvd., Suite 240
  Plano, TX 75093
Todd Kay ..............................................   1,003,500         5.4%
  3151 East Washington Blvd.
  Los Angeles, CA 90023

         *        Less than one percent.

(1) Includes 323,000 shares of common stock reserved for issuance upon exercise of stock options which are currently exercisable, 83,334 shares of common stock reserved for issuance upon exercise of warrants which are currently exercisable and 111,111 shares of common stock reserved for issuance upon conversion of debt which is currently convertible. Includes 176,600 shares held by a limited liability company of which Mr. Dyne is the manager and a member.

(2) Includes 565,000 shares of common stock reserved for issuance upon exercise of stock options that are currently exercisable.

(3) Includes 660,135 shares of common stock reserved for issuance upon exercise of stock options that are currently exercisable.

(4) Includes 387,500 shares of common stock reserved for issuance upon exercise of stock options that are currently exercisable, and 130,240 shares owned by Mr. Burstein's spouse and children.

(5) Includes 150,000 shares of common stock reserved for issuance upon exercise of stock options that are currently exercisable.

(6) Includes 144,444 shares of common stock reserved for issuance upon exercise of stock options that are currently exercisable.

(7) Includes 30,000 shares of common stock reserved for issuance upon exercise of stock options that are currently exercisable.

(8) Consists of shares of common stock reserved for issuance upon the exercise of the stock options that are currently exercisable.

(9) Includes 2,565,079 shares of common stock reserved for issuance upon exercise of stock options which currently are exercisable, and 111,111 shares of common stock reserved for issuance upon conversion of debt which is currently exercisable.

(10) Information taken from Schedule 13G filed with the SEC on February 14, 2007. Consists of 1,095,890 shares of common stock reserved for issuance upon conversion of convertible promissory notes that are currently convertible.

         The information as to shares beneficially owned has been individually furnished by the respective directors, named executive officers, and other stockholders of the company, or taken from documents filed with the Securities and Exchange Commission.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors, and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater-than-ten percent stockholders are required by Securities and Exchange Commission regulations to furnish us with all Section 16(a) forms they file. Based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the year ended December 31, 2006, all of our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements, except that Jonathan Burstein filed a late Form 5 on May 22, 2007.

                              STOCKHOLDER PROPOSALS

         Any stockholder who intends to present a proposal at the 2008 annual meeting of stockholders for inclusion in our Proxy Statement and Proxy form relating to such annual meeting must submit such proposal to us or our principal executive offices by April 2, 2008. In addition, in the event a stockholder proposal is not received by us by May 2, 2008, the Proxy to be solicited by the Board of Directors for the 2008 annual meeting will confer discretionary authority on the holders of the Proxy to vote the shares if the proposal is presented at the 2008 annual meeting without any discussion of the proposal in the Proxy Statement for such meeting.

         SEC rules and regulations provide that if the date of our annual meeting is advanced or delayed more than 30 days from the date of the 2007 annual meeting, stockholder proposals intended to be included in the proxy materials for the 2008 annual meeting must be received by us within a reasonable time before we begin to print and mail the proxy materials for the 2008 annual meeting. Upon determination by us that the date of the 2007 annual meeting will be advanced or delayed by more than 30 days from the date of the 2007 annual meeting, we will publicly disclose such change.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         Singer Lewak Greenbaum & Goldstein LLP, independent registered public accounting firm, was selected by the Board of Directors to serve as our independent registered public accounting firm of the Company for fiscal 2007. Representatives of SLGG are expected to be present at the Annual Meeting, and will be afforded the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

                             SOLICITATION OF PROXIES

         It is expected that the solicitation of Proxies will be by mail. The cost of solicitation by management will be borne by us. We will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise.

                           ANNUAL REPORT ON FORM 10-K

         OUR ANNUAL REPORT ON FORM 10-K AND FORM 10K/A WHICH HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2006, WILL BE MADE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO LONNIE D. SCHNELL, CHIEF FINANCIAL OFFICER, TAG-IT PACIFIC, INC., 21900 BURBANK BOULEVARD, SUITE 270, WOODLAND HILLS, CALIFORNIA 91367.


                                             ON BEHALF OF THE BOARD OF DIRECTORS

                                             /s/ Lonnie D. Schnell
                                             -----------------------------------
                                             Lonnie D. Schnell
                                             Chief Financial Officer

Tag-It Pacific, Inc.,
21900 Burbank Boulevard, Suite 270,
Woodland Hills, California 91367

June 5, 2007

                                   APPENDIX A

                              TAG-IT PACIFIC, INC.

                                 2007 STOCK PLAN

1.       PURPOSE OF THE PLAN.

         The purpose of this 2007 Stock Plan (the "PLAN") is to provide incentives and rewards to selected eligible directors, officers, employees and consultants of Tag-It Pacific, Inc. (the "COMPANY") or its subsidiaries in order to assist the Company and its subsidiaries in attracting, retaining and motivating those persons by providing for or increasing the proprietary interests of those persons in the Company, and by associating their interests in the Company with those of the Company's stockholders.

2.       ADMINISTRATION OF THE PLAN.

         The Plan shall be administered by the Board of Directors of the Company (the "BOARD"), or a committee of the Board (the "COMMITTEE") whose members shall serve at the pleasure of the Board. If administration is delegated to the Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan as may be adopted from time to time by the Board.

         The Board shall have all the powers vested in it by the terms of the Plan, including exclusive authority (i) to select from among eligible directors, officers, employees and consultants, those persons to be granted "AWARDS" (as defined below) under the Plan; (ii) to determine the type, size and terms of individual Awards (which need not be identical) to be made to each person selected; (iii) to determine the time when Awards will be granted and to establish objectives and conditions (including, without limitation, vesting and performance conditions), if any, for earning Awards; (iv) to amend the terms or conditions of any outstanding Award, subject to applicable legal restrictions and to the consent of the other party to such Award; (v) to determine the duration and purpose of leaves of absences which may be granted to holders of Awards without constituting termination of their employment for purposes of their Awards; (vi) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; (vii) by resolution adopted by the Board, to authorize one or more officers of the Company to do one or both of the following: (a) designate eligible officers and employees of the Company or any of its subsidiaries to be recipients of Awards and (b) determine the number of such Awards to be received by such officers and employees, provided that the resolution so authorizing such officer or officers shall specify the total number of Awards such officer or officers may award; and
(viii) to make any and all other determinations which it determines to be necessary or advisable in the administration of the Plan. The Board shall have full power and authority to administer and interpret the Plan and to adopt, amend and revoke such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Board deems necessary or advisable. The Board's interpretation of the Plan, and all actions taken and determinations made by the Board pursuant to the powers vested in it hereunder, shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any participants in the Plan and any other employee of the Company or any of its subsidiaries.

3.       PERSONS ELIGIBLE UNDER THE PLAN.

         Any person who is a director, officer, employee or consultant of the Company, or any of its subsidiaries (a "PARTICIPANT"), shall be eligible to be considered for the grant of Awards under the Plan.

4.       AWARDS.

         a) COMMON STOCK AND DERIVATIVE SECURITY AWARDS. Awards authorized under the Plan shall consist of any type of arrangement with a Participant that is not inconsistent with the provisions of the Plan and that, by its terms, involves or might involve or be made with reference to the issuance of (i) shares of the Common Stock, $0.001 par value per share, of the Company (the "COMMON STOCk") or
(ii) a "derivative security" (as that term is defined in Rule 16a-1(c) of the Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, as the same may be amended from time to time) with an exercise or conversion price related to the Common Stock or with a value derived from the value of the Common Stock.

         b) TYPES OF AWARDS. Awards are not restricted to any specified form or structure and may include, but need not be limited to, sales, bonuses and other transfers of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock or securities convertible into or redeemable for stock, stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, or any other type of Award which the Board shall determine is consistent with the objectives and limitations of the Plan. An Award may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

         c) CONSIDERATION. Common Stock may be issued pursuant to an Award for any lawful consideration as determined by the Board, including, without limitation, a cash payment, services rendered, or the cancellation of indebtedness.

         d) GUIDELINES. The Board may adopt, amend or revoke from time to time written policies implementing the Plan. Such policies may include, but need not be limited to, the type, size and term of Awards to be made to participants and the conditions for payment of such Awards.

         e) TERMS AND CONDITIONS. Subject to the provisions of the Plan, the Board, in its sole and absolute discretion, shall determine all of the terms and conditions of each Award granted pursuant to the Plan, which terms and conditions may include, among other things:

                  i) any provision necessary for such Award to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE") (an "INCENTIVE STOCK OPTION");

                  ii) a provision permitting the recipient of such Award to pay the purchase price of the Common Stock or other property issuable pursuant to such Award, or to pay such recipient's tax withholding obligation with respect to such issuance, in whole or in part, by delivering previously owned shares of capital stock of the Company or other property, or by reducing the number of shares of Common Stock or the amount of other property otherwise issuable pursuant to such Award; or

                  iii) a provision conditioning or accelerating the receipt of benefits pursuant to the Award, or terminating the Award, either automatically or in the discretion of the Board, upon the occurrence of specified events, including, without limitation, a change of control of the Company, an acquisition of a specified percentage of the voting power of the Company, the dissolution or liquidation of the Company, a sale of substantially all of the property and assets of the Company or an event of the type described in SECTION 7 of the Plan; PROVIDED, that, in each case, to the extent any amount constituting "nonqualified deferred compensation" subject to Section 409A of the Code would become payable under an Award by reason of a change of control, it shall become payable only if the event or circumstances constituting the change of control would also constitute a change in the ownership or effective control of the Company, or a change in the ownership of a substantial portion of the Company's assets, within the meaning of subsection (a)(2)(A)(v) of Section 409A of the Code.

         f) SUSPENSION OR TERMINATION OF AWARDS. If the Company believes that a Participant has committed an act of misconduct as described below, the Company may suspend the Participant's rights under any then outstanding Award pending a determination by the Board. If the Board determines that a Participant has committed an act of embezzlement, fraud, nonpayment of any obligation owed to the Company or any subsidiary, breach of fiduciary duty or deliberate disregard of the Company's rules resulting in loss, damage or injury to the Company, or if a Participant makes an unauthorized disclosure of trade secret or confidential information of the Company, engages in any conduct constituting unfair competition, or induces any customer of the Company to breach a contract with the Company, neither the Participant nor his or her estate shall be entitled to exercise any rights whatsoever with respect to such Award. In making such determination, the Board shall act fairly and shall give the Participant a reasonable opportunity to appear and present evidence on his or her behalf to the Board.

         g) MAXIMUM GRANT OF AWARDS TO ANY PARTICIPANT. No Participant shall receive Awards representing more than 50% of the aggregate number of shares of Common Stock that may be issued pursuant to all Awards under the Plan as set forth in SECTION 5 hereof.

5.       SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

         The aggregate number of shares of Common Stock that may be issued or issuable pursuant to all Awards under the Plan (including Awards in the form of Incentive Stock Options and Non-Statutory Stock Options) shall not exceed an aggregate of 2,600,000 shares of Common Stock, subject to adjustment as provided in SECTION 7 of the Plan. Shares of Common Stock subject to the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. Any shares of Common Stock subject to an Award which for any reason expires or is terminated unexercised as to such shares shall again be available for issuance under the Plan. For purposes of this SECTION 5, the aggregate number of shares of Common Stock that may be issued at any time pursuant to Awards granted under the Plan shall be reduced by: (i) the number of shares of Common Stock previously issued pursuant to Awards granted under the Plan, other than shares of Common Stock subsequently reacquired by the Company pursuant to the terms and conditions of such Awards and with respect to which the holder thereof received no benefits of ownership, such as dividends; and
(ii) the number of shares of Common Stock which were otherwise issuable pursuant to Awards granted under this Plan but which were withheld by the Company as payment of the purchase price of the Common Stock issued pursuant to such Awards or as payment of the recipient's tax withholding obligation with respect to such issuance.

6.       PAYMENT OF AWARDS.

         The Board shall determine the extent to which Awards shall be payable in cash, shares of Common Stock or any combination thereof. The Board may, upon request of a Participant, determine that all or a portion of a payment to that Participant under the Plan, whether it is to be made in cash, shares of Common Stock or a combination thereof, shall be deferred. Deferrals shall be for such periods and upon such terms as the Board may determine in its sole discretion.

7.       DILUTION AND OTHER ADJUSTMENT.

         In the event of any change in the outstanding shares of the Common Stock or other securities then subject to the Plan by reason of any stock split, reverse stock split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, or if the outstanding securities of the class then subject to the Plan are exchanged for or converted into cash, property or a different kind of securities, or if cash, property or securities are distributed in respect of such outstanding securities as a class (other than cash dividends), then the Board may, but it shall not be required to, make such equitable adjustments to the Plan and the Awards thereunder (including, without limitation, appropriate and proportionate adjustments in (i) the number and type of shares or other securities or cash or other property that may be acquired pursuant to Incentive Stock Options and other Awards theretofore granted under the Plan, (ii) the maximum number and type of shares or other securities that may be issued pursuant to Incentive Stock Options and other Awards thereafter granted under the Plan; and (iii) the maximum number of securities with respect to which Awards may thereafter be granted to any Participant in any fiscal year) as the Board in its sole discretion determines appropriate, including any adjustments in the maximum number of shares referred to in SECTION 5 of the Plan. Such adjustments shall be conclusive and binding for all purposes of the Plan. Unless the Board or Committee determines otherwise, any adjustments hereunder shall be done on terms and conditions consistent with Section 409A of the Code.

8.       MISCELLANEOUS PROVISIONS.

         a) DEFINITIONS. As used herein, "SUBSIDIARY" means any current or future corporation which would be a "subsidiary corporation," as that term is defined in Section 424(f) of the Code, of the Company.

         b) CONDITIONS ON ISSUANCE. Securities shall not be issued pursuant to Awards unless the grant and issuance thereof shall comply with all relevant provisions of law and the requirements of any securities exchange or quotation system upon which any securities of the Company are listed, and shall be further subject to approval of counsel for the Company with respect to such compliance. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is determined by Company counsel to be necessary to the lawful issuance and sale of any security or Award, shall relieve the Company of any liability in respect of the nonissuance or sale of such securities as to which requisite authority shall not have been obtained.

         c) RIGHTS AS STOCKHOLDER. A participant under the Plan shall have no rights as a holder of Common Stock with respect to Awards hereunder, unless and until certificates for shares of such stock are issued to the participant.

         d) ASSIGNMENT OR TRANSFER. Subject to the discretion of the Board, and except with respect to Incentive Stock Options which are not transferable except by will or the laws of descent and distribution, Awards under the Plan or any rights or interests therein shall be assignable or transferable.

         e) AGREEMENTS. All Awards granted under the Plan shall be evidenced by written agreements in such form and containing such terms and conditions (not inconsistent with the Plan) as the Board shall from time to time adopt.

         f) WITHHOLDING TAXES. The Company shall have the right to deduct from all Awards hereunder paid in cash any federal, state, local or foreign taxes required by law to be withheld with respect to such awards and, with respect to awards paid in stock, to require the payment (through withholding from the participant's salary or otherwise) of any such taxes. The obligation of the Company to make delivery of Awards in cash or Common Stock shall be subject to the restrictions imposed by any and all governmental authorities.

         g) NO RIGHTS TO AWARD. No Participant or other person shall have any right to be granted an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ of the Company or any of its subsidiaries or shall interfere with or restrict in any way the rights of the Company or any of its subsidiaries, which are hereby reserved, to discharge a Participant at any time for any reason whatsoever, with or without good cause.

         h) COSTS AND EXPENSES. The costs and expenses of administering the Plan shall be borne by the Company and not charged to any Award nor to any Participant receiving an Award.

         i) FUNDING OF PLAN. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan.

         j) SECTION 409A. Awards under the Plan are intended either to be exempt from the rules of Section 409A of the Code or to satisfy those rules, and the Plan and such awards shall be construed accordingly. Granted rights may be modified at any time, in the Board's or the Committee's discretion, so as to increase the likelihood of exemption from or compliance with the rules of
Section 409A of the Code.

9.       AMENDMENTS AND TERMINATION.

         a) AMENDMENTS. The Board may at any time terminate or from time to time amend the Plan in whole or in part, but no such action shall adversely affect any rights or obligations with respect to any Awards theretofore made under the Plan. However, with the consent of the Participant affected, the Board may amend outstanding agreements evidencing Awards under the Plan in a manner not inconsistent with the terms of the Plan.

         b) STOCKHOLDER APPROVAL. To the extent that Section 422 of the Code, other applicable law, or the rules, regulations, procedures or listing agreement of any national securities exchange or quotation system, requires that any amendment of the Plan be approved by the stockholders of the Company, no such amendment shall be effective unless and until it is approved by the stockholders in such a manner and to such a degree as is required.

         c) TERMINATION. Unless the Plan shall theretofore have been terminated as above provided, the Plan (but not the awards theretofore granted under the Plan) shall terminate on and no awards shall be granted after July 31, 2017.

10.      EFFECTIVE DATE.

         The Plan is effective on October 1, 2007.

11.      GOVERNING LAW.

         The Plan and any agreements entered into thereunder shall be construed and governed by the laws of the State of Delaware applicable to contracts made within, and to be performed wholly within, such state, without regard to the application of conflict of laws rules thereof.

                                   APPENDIX B

                               AMENDED & RESTATED
                         CHARTER OF THE AUDIT COMMITTEE
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                              TAG-IT PACIFIC, INC.

         This Charter identifies the purpose, composition, meeting requirements, committee responsibilities, annual evaluation procedures and investigations and studies of the Audit Committee (the "COMMITTEE") of the Board of Directors (the "BOARD") of Tag-It Pacific, Inc., a Delaware corporation (the "COMPANY").

I.       PURPOSE

         The Committee has been established to: (a) assist the Board in its oversight responsibilities regarding (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the independent accountant's qualifications and independence and (4) the performance of the Company's internal audit function; (b) prepare the report of the audit committee required by the United States Securities and Exchange Commission (the "SEC") for inclusion in the Company's annual proxy statement; (c) retain and terminate the Company's independent accountant; (d) approve audit and non-audit services to be performed by the independent accountant; and (e) perform such other functions as the Board may from time to time assign to the Committee. In performing its duties, the Committee shall seek to maintain an effective working relationship with the Board, the independent accountant, the internal auditors and management of the Company.

II.      COMPOSITION

         The Committee shall be composed of at least three, but not more than five, members (including a Chairperson), all of whom shall be "independent directors," as such term is defined in the rules and regulations of the SEC and the American Stock Exchange ("AMEX"). The members of the Committee and the Chairperson shall be selected by the Board and serve at the pleasure of the Board. A Committee member (including the Chairperson) may be removed at any time, with or without cause, by the Board. The Board may designate one or more independent directors as alternate members of the Committee, who may replace any absent or disqualified member or members at any meetings of the Committee. No person may be made a member of the Committee if his or her service on the Committee would violate any restriction on service imposed by any rule or regulation of the SEC or any securities exchange or market on which shares of the common stock of the Company are traded. The Chairperson shall maintain regular communication with the chief executive officer, chief financial officer, the lead partner of the independent accountant and the manager of the internal audit.

         All members of the Committee shall have a working familiarity with basic finance and accounting practices and be able to read and understand financial statements. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

         Except for Board and Committee fees, a member of the Committee shall not be permitted to accept any fees paid directly or indirectly for services as a consultant, legal advisor or financial advisor or any other fees prohibited by the rules of the SEC and AMEX, including Rule 10A-3 promulgated under the Securities Exchange Act of 1934. In addition, no member of the Committee may be an "affiliated person" of the Company or any of its subsidiaries (as such term is defined by the SEC). Members of the Committee may receive their Board and Committee fees in cash, Company stock or options or other in-kind consideration as determined by the Board or the Compensation Committee, as applicable, in addition to all other benefits that other directors of the Company receive. No director may serve on the Committee, without the approval of the Board, if such director simultaneously serves on the audit committee of more than three public companies.

III.     MEETING REQUIREMENTS

         The Committee shall meet as necessary, but at least quarterly, to enable it to fulfill its responsibilities. The Committee shall meet at the call of any member of the Committee, preferably in conjunction with regular Board meetings. The Committee may meet by telephone conference call or by any other means permitted by law or the Company's Bylaws. A majority of the members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Without a meeting, the Committee may act by unanimous written consent of all members. The Committee shall determine its own rules and procedures, including designation of a chairperson pro tempore, in the absence of the Chairperson, and designation of a secretary. The secretary need not be a member of the Committee and shall attend Committee meetings and prepare minutes. The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company. Any member of the Board shall be provided with copies of such Committee minutes if requested.

         The Committee may ask members of management, employees, outside counsel, the independent accountant or others whose advice and counsel are relevant to the issues then being considered by the Committee, to attend any meetings and to provide such pertinent information as the Committee may request.

         The Chairperson of the Committee shall be responsible for leadership of the Committee, including preparing the agenda, presiding over Committee meetings, making Committee assignments and reporting the Committee's actions to the Board from time to time (but at least once each year) as requested by the Board.

         As part of its responsibility to foster free and open communication, the Committee should meet periodically with management, the internal auditors and the independent accountant in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately. In addition, the Committee or at least its Chairperson should meet with the independent accountant and management quarterly to review the Company's financial statements prior to their public release consistent with the provisions set forth below in SECTION IV. The Committee may also meet from time to time with the Company's investment bankers, investor relations professionals and financial analysts who follow the Company.

IV.      COMMITTEE RESPONSIBILITIES

         In carrying out its responsibilities, the Committee's policies and procedures should remain flexible to enable the Committee to react to changes in circumstances and conditions so as to ensure the Company remains in compliance with applicable legal and regulatory requirements. In addition to such other duties as the Board may from time to time assign, the Committee shall have the following responsibilities:

         A.       OVERSIGHT OF THE FINANCIAL REPORTING PROCESSES

                  1. In consultation with the independent accountant and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

                  2. Review and approve all related-party transactions, unless such responsibility has been reserved to the full Board or delegated to another committee of the Board.

                  3. Consider the independent accountant's judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting. Consider alternative accounting principles and estimates.

                  4. Annually review major issues regarding the Company's auditing and accounting principles and practices and its presentation of financial statements, including the adequacy of internal controls and special audit steps adopted in light of material internal control deficiencies.

                  5. Discuss with management and legal counsel the status of pending litigation, taxation matters, compliance policies and other areas of oversight applicable to the legal and compliance area as may be appropriate.

                  6. Meet at least annually with the chief financial officer, the internal auditors and the independent accountant in separate executive sessions.

                  7. Review all analyst reports and press articles about the Company's accounting and disclosure practices and principles.

                  8. Review all analyses prepared by management and the independent accountant of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any analysis of the effect of alternative generally accepted accounting principles ("GAAP") methods on the Company's financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.(1)

                  9. Review with management and the independent accountant the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements.

         B.       REVIEW OF DOCUMENTS AND REPORTS

                  1. Review and discuss with management and the independent accountant the Company's annual audited financial statements and quarterly financial statements (including disclosures under the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operation") and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent accountant, considering, as appropriate, whether the information contained in these documents is consistent with the information contained in the financial statements and whether the independent accountant and legal counsel are satisfied with the disclosure and content of such documents. These discussions shall include consideration of the quality of the Company's accounting principles as applied in its financial reporting, including review of audit adjustments (whether or not recorded) and any such other inquires as may be appropriate. Based on the review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited consolidated financial statements in the Company's annual report on Form 10-K.

                  2. Review and discuss with management and the independent accountant earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee need not discuss in advance each earnings release but should generally discuss the types of information to be disclosed and the type of presentation to be made in any earnings release or guidance.

                  3. Review the regular internal reports to management prepared by the internal auditors and management's response thereto.

                  4. Review reports from management, the internal auditors and the independent accountant on the Company's subsidiaries and affiliates, compliance with the Company's code(s) of conduct, applicable law and insider and related party transactions.

                  5. Review with management and the independent accountant any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies.

                  6. Prepare the report of the audit committee required by the rules of the SEC to be included in the Company's annual proxy statement.

                  7.       Submit the minutes of all  meetings of the  Committee
                           to,  or  discuss  the  matters   discussed   at  each
                           Committee meeting with, the Board.

                  8. Review any restatements of financial statements that have occurred or were recommended. Review the restatements made by other clients of the independent accountant.
----------------------
(1) SAS No. 50 provides performance and reporting standards for written reports from accountants with respect to the application of accounting principles to new transactions and financial products or regarding specific financial reporting issues.

         C.       INDEPENDENT ACCOUNTANT MATTERS

                  1. The Committee shall be directly responsible for interviewing and retaining the Company's independent accountant, considering the accounting firm's independence and effectiveness and approving the engagement fees and other compensation to be paid to the independent accountant.

                  2. On an annual basis, the Committee shall evaluate the independent accountant's qualifications, performance and independence. To assist in this undertaking, the Committee shall require the independent accountant to submit a report (which report shall be reviewed by the Committee) describing (a) the independent accountant's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the accounting firm or by any inquiry or investigations by governmental or professional authorities (within the preceding five years) respecting one or more independent audits carried out by the independent accountant, and any steps taken to deal with any such issues and (c) all relationships the independent accountant has with the Company and relevant third parties to determine the independent accountant's independence. In making its determination, the Committee shall consider not only auditing and other traditional accounting functions performed by the independent accountant, but also consulting, legal, information technology services and other professional services rendered by the independent accountant and its affiliates. The Committee shall also consider whether the provision of any of these non-audit services is compatible with the independence standards under the guidelines of the SEC and of the Independence Standards Board.

                  3. Approve in advance any non-audit services to be provided by the independent accountant and adopt policies and procedures for engaging the independent accountant to perform non-audit services.

                  4.       Review  on  an  annual  basis  the   experience   and
                           qualifications of the senior members of the audit team. Discuss the knowledge and experience of the independent accountant and the senior members of the audit team with respect to the Company's industry. The Committee shall ensure the regular rotation of the lead audit partner and audit review partner as required by law and consider whether there should be a periodic rotation of the Company's independent accountant.

                  5.       Review the performance of the independent  accountant
                           and  terminate  the   independent   accountant   when
                           circumstances warrant.

                  6. Establish and periodically review hiring policies for employees or former employees of the independent accountant.

                  7. Review with the independent accountant any problems or difficulties the auditor may have encountered and any "management" or "internal control" letter provided by the independent accountant and the Company's response to that letter. Such review should include:

                                    (a)  any  difficulties  encountered  in  the
                           course of the audit work, including any restrictions on the scope of activities or access to required information and any disagreements with management;

                                    (b) any  accounting  adjustments  that  were
                           proposed by the independent accountant that were not agreed to by the Company;

                                    (c)  communications  between the independent
                           accountant and its national office regarding any issues on which it was consulted by the audit team and matters of audit quality and consistency;

                                    (d)  any  changes  required  in the  planned
                           scope of the internal audit; and

                                    (e)   the   responsibilities,   budget   and
                           staffing of the Company's internal audit function.

                  8.       Communicate with the independent accountant regarding
                           (a) critical accounting policies and practices to be used in preparing the audit report, (b) alternative treatments of financial information within the parameters of GAAP that were discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent accountant,
                           (c) other material written communications between the independent accountant and management of the Company, and (d) such other matters as the SEC and AMEX may direct by rule or regulation.

                  9. Periodically consult with the independent accountant out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

                  10. Oversee the independent accountant relationship by discussing with the independent accountant the nature and rigor of the audit process, receiving and reviewing audit reports and ensuring that the independent accountant has full access to the Committee (and the Board) to report on any and all appropriate matters.

                  11. Discuss with the independent accountant prior to the audit the general planning and staffing of the audit.

                  12.      Obtain  a   representation   from   the   independent
                           accountant   that  Section  10A  of  the   Securities
                           Exchange Act of 1934 has been followed.

         D.       INTERNAL AUDIT CONTROL MATTERS

                  1. Discuss with management policies with respect to risk assessment and risk management. Although it is management's duty to assess and manage the Company's exposure to risk, the Committee should discuss guidelines and policies to govern the process by which risk assessment and management is handled and review the steps management has taken to monitor and control the Company's risk exposure.

                  2. Establish regular and separate systems of reporting to the Committee by each of management, the independent accountant and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

                  3. Following completion of the annual audit, review separately with each of management, the independent accountant and the internal auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

                  4. Review with the independent accountant, the internal auditors and management the extent to which changes or improvements in financial or accounting practices have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

                  5. Advise the Board about the Company's policies and procedures for compliance with applicable laws and regulations and the Company's code(s) of conduct.

                  6.       Establish  procedures  for  receipt,   retention  and
                           treatment of complaints and concerns regarding accounting, internal accounting controls or auditing matters, including procedures for confidential, anonymous submissions from employees regarding questionable accounting or auditing matters.

                  7. Periodically discuss with the chief executive officer and chief financial officer (a) significant deficiencies in the design or operation of the internal controls that could adversely affect the Company's ability to record, process, summarize and report financial data and (b) any fraud that involves management or other employees who have a significant role in the Company's internal controls.

                  8. Ensure that no officer, director or any person acting under their direction fraudulently influences, coerces, manipulates or misleads the independent accountant for purposes of rendering the Company's financial statements materially misleading.

         E.       EVALUATION OF INTERNAL AUDITORS

                  1.       Review  activities,   organizational   structure  and
                           qualifications of the internal auditors.

                  2. Review and concur in the appointment, replacement, reassignment or dismissal of the manager of internal auditing.

                  3. Consider and review with management and the manager of internal auditing:

                                    (a) significant findings during the year and
                           management's responses thereto;

                                    (b)  any  difficulties  encountered  in  the
                           course of internal audits, including any restrictions on the scope of the internal auditors' work or access to required information;

                                    (c)  any  changes  required  in the  planned
                           scope of the internal auditors' audit plan;

                                    (d)  the  internal   auditors'   budget  and
                           staffing; and

                                    (e) the internal  auditors'  compliance with
                           The Institute of Internal Auditors' Standards for the Professional Practice of Internal Auditing.

         While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountant.

V.       ANNUAL EVALUATION PROCEDURES

         The Committee shall annually assess its performance to confirm that it is meeting its responsibilities under this Charter. In this review, the Committee shall consider, among other things, (a) the appropriateness of the scope and content of this Charter, (b) the appropriateness of matters presented for information and approval, (c) the sufficiency of time for consideration of agenda items, (d) frequency and length of meetings and (e) the quality of written materials and presentations. The Committee may recommend to the Board such changes to this Charter as the Committee deems appropriate.

VI.      INVESTIGATIONS AND STUDIES

         The Committee shall have the authority and sufficient funding to retain special legal, accounting or other consultants (without seeking Board approval) to advise the Committee. The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities as described herein, and may retain, at the expense of the Company, independent counsel or other consultants necessary to assist the Committee in any such investigations or studies. The Committee shall have sole authority to negotiate and approve the fees and retention terms of such independent counsel or other consultants.

VII.     MISCELLANEOUS

         Nothing contained in this Charter is intended to expand applicable standards of liability under statutory or regulatory requirements for the directors of the Company or members of the Committee. The purposes and responsibilities outlined in this Charter are meant to serve as guidelines rather than as inflexible rules and the Committee is encouraged to adopt such additional procedures and standards as it deems necessary from time to time to fulfill its responsibilities. This Charter, and any amendments thereto, shall be displayed on the Company's web site and a printed copy of such shall be made available to any stockholder of the Company who requests it.

                                   APPENDIX C

                       CHARTER OF THE NOMINATING COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                              TAG-IT PACIFIC, INC.


         This Charter identifies the purpose, composition, meeting requirements, committee responsibilities, annual evaluation procedures and investigations and studies of the Nominating Committee (the "COMMITTEE") of the Board of Directors (the "BOARD") of Tag-It Pacific, Inc., a Delaware corporation (the "COMPANY").

I.       PURPOSE

         The Committee is responsible for: (a) assisting the Board in determining the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the current Board members and the specific needs of the Company and the Board; (b) identifying highly qualified individuals meeting those criteria to serve on the Board; (c) proposing to the Board a slate of nominees for election by the stockholders at the Annual Meeting of Stockholders and prospective director candidates in the event of the resignation, death, removal or retirement of directors or a change in Board composition requirements; (d) reviewing candidates nominated by stockholders for election to the Board; (e) reviewing management succession plans; and (f) such other functions as the Board may from time to time assign to the Committee. In performing its duties, the Committee shall seek to maintain an effective working relationship with the Board and the Company's management.

II.      COMPOSITION

         The Committee shall be composed of at least three, but not more than five, members (including a Chairperson), all of whom shall be "independent directors," as such term is defined in the rules and regulations of the American Stock Exchange ("AMEX"). Notwithstanding the foregoing, the Committee may have as one of its members a "non-independent director" for a period not to exceed two years due to exceptional and limited circumstances pursuant to Section 804(b) of the AMEX Company Guide. The members of the Committee and the Chairperson shall be selected by the Board and serve at the pleasure of the Board. A Committee member (including the Chairperson) may be removed at any time, with or without cause, by the Board. The Board may designate one or more independent directors as alternate members of the Committee, who may replace any absent or disqualified member or members at any meetings of the Committee. No person may be made a member of the Committee if his or her service on the Committee would violate any restriction on service imposed by any rule or regulation of the United States Securities and Exchange Commission or any securities exchange or market on which shares of the common stock of the Company are traded. The Committee shall have authority to delegate responsibilities listed herein to subcommittees of the Committee if the Committee determines such delegation would be in the best interest of the Company.

III.     MEETING REQUIREMENTS

         The Committee shall meet as necessary, but at least once each year, to enable it to fulfill its responsibilities. The Committee shall meet at the call of its Chairperson, preferably in conjunction with regular Board meetings. The Committee may meet by telephone conference call or by any other means permitted by law or the Company's Bylaws. A majority of the members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Without a meeting, the Committee may act by unanimous written consent of all members. The Committee shall determine its own rules and procedures, including designation of a chairperson pro tempore, in the absence of the Chairperson, and designation of a secretary. The secretary need not be a member of the Committee and shall attend Committee meetings and prepare minutes. The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company. Any member of the Board shall be provided with copies of such Committee minutes if requested.

         The Committee may ask members of management or others whose advice and counsel are relevant to the issues then being considered by the Committee, to attend any meetings and to provide such pertinent information as the Committee may request.

         The Chairperson of the Committee shall be responsible for leadership of the Committee, including preparing the agenda, presiding over Committee meetings, making Committee assignments and reporting the Committee's actions to the Board from time to time (but at least once each year) as requested by the Board.

IV.      COMMITTEE RESPONSIBILITIES

         In carrying out its oversight responsibilities, the Committee's policies and procedures should remain flexible to enable the Committee to react to changes in circumstances and conditions so as to ensure the Company remains in compliance with applicable legal and regulatory requirements. In addition to such other duties as the Board may from time to time assign, the Committee shall have the following responsibilities:

         A.       BOARD CANDIDATES AND NOMINEES

                  1. To propose to the Board a slate of nominees for election by the stockholders at the Annual Meeting of Stockholders and prospective director candidates in the event of the resignation, death, removal or retirement of directors or a change in Board composition requirements;

                  2. To develop criteria for the selection of new directors and nominees for vacancies on the Board, including procedures for reviewing potential nominees proposed by stockholders;

                  3. To review with the Board the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the current Board members and the specific needs of the Company and the Board;

                  4. To conduct candidate searches, interview prospective candidates and conduct programs to introduce candidates to the Company, its management and operations, and confirm the appropriate level of interest of such candidates;

                  5. To recommend to the Board, with the input of the Chief Executive Officer, qualified candidates for the Board who bring the background, knowledge, experience, skill sets and expertise that would strengthen and increase the diversity of the Board;

                  6. To conduct appropriate inquiries into the background and qualifications of potential nominees;

                  7. To review the suitability for continued service as a director of each Board member when he or she has a significant change in status, such as an employment change, and recommending whether or not such director should be re-nominated; and

                  8.       To  work  with  senior   management   to  provide  an
                           orientation and continuing education program for directors.

         Notwithstanding the provisions set forth in this Section IV, if the Company is legally required by contract or otherwise to provide third parties with the ability to nominate directors (e.g., preferred stock rights to elect directors upon a dividend default, stockholder agreements and management agreements), the selection and nomination of such directors need not be subject to the Committee's nominating and review process.

         B.       EVALUATIONS AND MANAGEMENT DEVELOPMENT

                  1. To develop and review periodically a process for and to assist the Board with conducting, not less frequently than annually, an evaluation of the effectiveness of the Board as a whole;

                  2. To develop and review periodically a process for and to assist the Board with conducting, not less frequently than annually, an evaluation of the Company's management;

                  3. To review the Company's management succession plans to help assure proper management planning; and

                  4.       To    review    the   Chief    Executive    Officer's
                           recommendations, and to make recommendations to the Board, as requested, for senior officer positions.

V.       ANNUAL EVALUATION PROCEDURES

         The Committee shall annually assess its performance to confirm that it is meeting its responsibilities under this Charter. In this review, the Committee shall consider, among other things, (a) the appropriateness of the scope and content of this Charter, (b) the appropriateness of matters presented for information and approval, (c) the sufficiency of time for consideration of agenda items, (d) frequency and length of meetings and (e) the quality of written materials and presentations. The Committee may recommend to the Board such changes to this Charter as the Committee deems appropriate.

VI.      INVESTIGATIONS AND STUDIES

         The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities as described herein, and may retain, at the expense of the Company, independent counsel or other consultants necessary to assist the Committee in any such investigations or studies, if authorized by the Board. The Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates, including the sole authority to negotiate and approve the fees and retention terms of such search firm.

VII.     MISCELLANEOUS

         Nothing contained in this Charter is intended to expand applicable standards of liability under statutory or regulatory requirements for the directors of the Company or members of the Committee. The purposes and responsibilities outlined in this Charter are meant to serve as guidelines rather than as inflexible rules and the Committee is encouraged to adopt such additional procedures and standards as it deems necessary from time to time to fulfill its responsibilities. This Charter, and any amendments thereto, shall be displayed on the Company's web site and a printed copy of such shall be made available to any stockholder of the Company who requests it.

                             TAG-IT PACIFIC, INC.
                PROXY FOR THE 2007 ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned, a stockholder of Tag-It Pacific, Inc., a Delaware corporation (the "Company"), hereby nominates, constitutes and appoints Stephen Forte and Lonnie D. Schnell, or either one of them, as proxy of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Company, to be held on July 31, 2007, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote with the same effect as if the undersigned were present, as follows:


A VOTE FOR ALL PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS:

Proposal 1.       To elect the following three nominees as Class I directors:

         Joseph Miller               Brent Cohen                William Sweedler

         [_] FOR ALL NOMINEES LISTED ABOVE (except as marked to the contrary below)

         [_]      WITHHELD for all nominees listed above

         (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below:)

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         The  undersigned  hereby  confer(s)  upon the  proxies and each of them discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.

Proposal 2.       To approve the Company's 2007 Stock Plan:

         [_] FOR                      [_] AGAINST                  [_] ABSTAIN


The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR ALL PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting dated June 5, 2007 and the accompanying Proxy Statement relating to the Annual Meeting.

                           Dated:___________________________, 2007

                           Signature:
                                      ------------------------------------------
                           Signature:
                                      ------------------------------------------
                                      Signature(s) of Stockholder(s)
                                     (See Instructions Below)

                           The Signature(s) hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the Share Certificate. If stock is held jointly, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.

         [_] Please indicate by checking this box if you anticipate attending the Annual Meeting.

                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE